Advanced Series Trust
Semi-Annual period ended 6/30/2013
File number 811-5186

SUB-ITEM 77O
Transactions Effected Pursuant to Rule 10f-3

10f-3 Exhibit

Issuer Name + CUSIP #
Cyan Inc. (CYNI) 23247W10
Trade Date
5/8/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities
Jefferies LLC
Pacific Crest Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Technology
Date of First Offering:
5/8/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$11.00
Underwriting Spread per Unit:
..7700
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
88,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
9.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.5712%
$502,700



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.5712%
$502,700
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.7274%
$640,200

10f-3 Exhibit

Issuer Name + CUSIP #
Taylor Morrison Home Corp (TMHC)
Trade Date
4/9/2013
List of Underwriters
Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
Goldman Sachs & Co
JP Morgan Securities LLC
Zelman Partners LLC
HSBC Securities (USA) Inc.
Wells Fargo Securities, LLC
FBR Capital Markets & Co
JMP Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup
Sector or Industry:
Homebuilders
Date of First Offering:
4/9/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$22.00
Underwriting Spread per Unit:
1.3200
Gross Spread as a % of Price:
6.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
628,584,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.32%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.3401%
$2,138,400



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.3401%
$2,138,400
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4258%
$2,677,400

10f-3 Exhibit

Issuer Name + CUSIP #
Evertec, Inc. (EVTC)
Trade Date
4/11/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan
Morgan Stanley
Deutsche Bank Securities
BOFA Merrill Lynch
Credit Suisse Securities (USA) LLC
UBS Investment Bank
William Blair
Apollo Global Securities
Popular Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Payment & Data Processers
Date of First Offering:
4/11/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$20.00
Underwriting Spread per Unit:
1.1000
Gross Spread as a % of Price:
5.5000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
505,263,180
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.0510%
$258,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.0510%
$258,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0640%
$324,000

10f-3 Exhibit

Issuer Name + CUSIP #
Seaworld Entertainment (SEAS)
Trade Date
4/18/2013
List of Underwriters
Goldman Sachs
JP Morgan
Citigroup Global Markets Inc.
BOFA Merrill Lynch
Barclays
Wells Fargo
Blackstone Capital Markets
Lazard Capital Markets
Macquarie Capital
KeyBanc Capital Markets
Nomura
Drexel Hamilton
Ramirez & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Entertainment Facilities & Services
Date of First Offering:
4/18/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$27.00
Underwriting Spread per Unit:
1.6200
Gross Spread as a % of Price:
6.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
702,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.26%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.2196%
$1,541,700
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.2196%
$1,541,700
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2753%
$1,933,200


10f-3 Exhibit

Issuer Name + CUSIP #
PennyMac Financial (PFSI) 70932B10
Trade Date
5/8/2013
List of Underwriters
Citigroup Global Markets Inc
BOFA Merrill Lynch
Credit Suisse Securities
Goldman Sachs & Co
Barclays Capital Inc
JP Morgan Securities
Morgan Stanley & Co
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup
Sector or Industry:
Financials
Date of First Offering:
5/8/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.00
Underwriting Spread per Unit:
1.1250
Gross Spread as a % of Price:
6.2500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
199,999,998
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..81%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.1098%
$219,600



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.1098%
$219,600
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1404%
$280,800



10f-3 Exhibit

Issuer Name + CUSIP #
William Lyon Homes, Inc. (WLH)
55207470
Trade Date
5/15/2013
List of Underwriters
Credit Suisse Securities (USA) LLC
Citigroup Global Markets, Inc
JP Morgan Securities LLC
Zelman Partners LLC
Houlihan Lokey Capital Inc
Comerica Securities, Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse
Sector or Industry:
Consumer Discretionary
Date of First Offering:
5/15/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$25.00
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
217,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.3494%
$760,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.3494%
$760,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4425%
$962,500







10f-3 Exhibit

Issuer Name + CUSIP #
Tableau Software, Inc. (DATA) 8736U10
Trade Date
5/16/2013
List of Underwriters
Goldman Sachs & Co
Morgan Stanley & Co
Credit Suisse Securities
JP Morgan Securities
UBS Investment Bank
BMO Capital Markets
JMP Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Technology
Date of First Offering:
5/16/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$31.00
Underwriting Spread per Unit:
2.1700
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
254,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.2121%
$539,400



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.2121%
$539,400
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2694%
$685,100




10f-3 Exhibit

Issuer Name + CUSIP #
Ply Gem Holdings, Inc. (PGEM) 72941W10
Trade Date
5/22/2013
List of Underwriters
JP Morgan Securities
Credit Suisse Securities
Goldman Sachs & Co
UBS Securities LLC
Deutsche Bank Securities
Zelman Partners LLC
BB&T Capital Markets
Stephens Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Materials
Date of First Offering:
5/22/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$21.00
Underwriting Spread per Unit:
1.3986
Gross Spread as a % of Price:
6.6600%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
331,578,954
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.1260%
$417,900



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.1260%
$417,900
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1601%
$531,300




10f-3 Exhibit

Issuer Name + CUSIP #
Gogo Inc. (GOGO) 38046C10
Trade Date
6/20/2013
List of Underwriters
Morgan Stanley & Co
JP Morgan Securities
UBS Securities LLC
Allen & Company LLC
Evercore Group LLC
William Blair & Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Telecom Carriers
Date of First Offering:
6/20/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.00
Underwriting Spread per Unit:
1.1900
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
187,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.63%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
0.2990%
$559,300
AST JPMorgan Strategic Opportunities Portfolio
0.7818%
$146,200
AST JPMorgan Global Thematic Portfolio
0.0863%
$161,500
Total Purchased for Prudential Funds which Sub-
Adviser Manages
1.1671%
$861,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.958%
$1,014,900






10f-3 Exhibit

Issuer Name + CUSIP #
NanoString Technologies, Inc. (NSTG)
63009R10
Trade Date
6/26/2013
List of Underwriters
JP Morgan Securities
Morgan Stanley & Co
Leerink Swann LLC
Robert W. Baird
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Life Science Equipment
Date of First Offering:
6/26/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$10.00
Underwriting Spread per Unit:
..7000
Gross Spread as a % of Price:
7.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
54,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
11.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Small Cap Value Portfolio (JP Morgan sleeve)
1.4148%
$764,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages
1.4148%
$764,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.7999%
$972,000









10f-3 Exhibit

Issuer Name + CUSIP #
Chuy Holdings, Inc. (CHUY) Secondary
Offering
Trade Date
04/12/2013
List of Underwriters
Jefferies LLC
Robert W. Baird
KeyBanc Capital Markets
Raymond James & Assoc
Stephens Inc.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
No
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
N/A
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Jefferies
Sector or Industry:
Restaurants
Date of First Offering:
04/12/2013 (Secondary Offering)
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$33.00
Underwriting Spread per Unit:
0.792
Gross Spread as a % of Price:
2.40%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
$99,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


    AST Small Cap Growth Portfolio ( Eagle sleeve)
0.8965%
$887,535.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.8965%
$887,535.00
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.0497%
$1,039,335.00






10f-3 Exhibit

Issuer Name + CUSIP #
Aflac Inc 001055AL
Trade Date
06/03/13
List of Underwriters
Goldman Sachs and Company
Mizuho Securities
Morgan Stanley
JP Morgan Securities
Wells Fargo Securities
BNY Mellon Capital Markets
BOFA Merrill Lynch
SMBC Nikko Capital Markets
Credit Suisse Securities
Fifth Third Securities, Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Life Insurance
Date of First Offering:
06/03/2013
Ratings:
Moody's A3, S&P A-, Fitch A-
Maturity Date:
06/15/2023
Coupon:
3.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6500%
Yield:
3.70
Yield to Maturity:
3.88
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0178%
$125,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0178%
$125,000

10f-3 Exhibit
Issuer Name + CUSIP #
EMC Corporation 268648AQ
Trade Date
06/03/2013
List of Underwriters
Citigroup Global Markets
Inc
 J.P. Morgan Securities
LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
Barclays Capital Inc
Deutsche Bank Securities
Inc
Goldman, Sachs & Co
Morgan Stanley & Co LLC
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities,
LLC
BMO Capital Markets Corp
BNP Paribas Securities
Corp
BNY Mellon Capital
Markets, LLC
Credit Suisse Securities
(USA) LLC
HSBC Securities (USA) Inc
ING Financial Markets,
LLC
PNC Capital Markets LLC
SG Americas Securities, LLC
U.S. Bancorp Investments,
Inc
Banca IMI S.Pp.A., Evercore
Group L.L.C
Jefferies LLC
KeyBanc Capital Markets Inc
Lloyds Securities Inc
 Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
Needham & Company, LLC
Raymond James & Associates,
Inc
RBC Capital Markets, LLC
Santander Investment
Securities Inc
SMBC Nikko Capital Markets
Limited
The Williams Capital Group,
L.P.

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Hardware
Date of First Offering:
06/03/2013
Ratings:
Moody's A1, S&P A
Maturity Date:
06/01/2020
Coupon:
2.65%
Unit Price:
$99.76
Underwriting Spread per Unit:
..5750
Gross Spread as a % of Price:
..5763%
Yield:
2.69
Yield to Maturity:
2.86
Principal Amount of Offering:
1,995,200,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0237%
$473,860
AST JPMorgan Global Thematic Portfolio
0.0164%
$327,213
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0401%
$801,073
10f-3 Exhibit

Issuer Name + CUSIP #
The Allstate Corporation 020002BA
Trade Date
06/04/2013
List of Underwriters
Wells Fargo
Deutsche Bank
Goldman Sachs
BOFA Merrill Lynch
Citigroup
Credit Suisse
Barclays
JP Morgan
US Bancorp
Morgan Stanley
Loop Capital Markets
BNY Mellon Capital Markets
PNC Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Property & Casualty
Date of First Offering:
06/04/2013
Ratings:
Moody's A3, S&P A-, Fitch BBB+
Maturity Date:
06/15/2043
Coupon:
4.50%
Unit Price:
$99.558
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8788%
Yield:
4.62
Yield to Maturity:
4.66
Principal Amount of Offering:
497,790,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.04%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0840%
$418,144
AST JPMorgan Global Thematic Portfolio
0.0359%
$179,204
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1199%
$597,348

10f-3 Exhibit

Issuer Name + CUSIP #
Wisconsin Electric Power Company
976656CF
Trade Date
06/10/2013
List of Underwriters
JP Morgan Securities
KeyBanc Capital Markets
Wells Fargo Securities
Blaylock Robert Van
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
KeyBanc Capital Markets
Sector or Industry:
Utilities
Date of First Offering:
06/10/2013
Ratings:
Moody's A2, S&P A-, Fitch A+
Maturity Date:
06/15/2018
Coupon:
1.70%
Unit Price:
$100.00
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6000%
Yield:
1.72
Yield to Maturity:
1.96
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.82%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1000%
$250,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1000%
$250,000









10f-3 Exhibit

Issuer Name + CUSIP #
Baltimore Gas & Electric Company
059165EF
Trade Date
06/12/2013
List of Underwriters
BNP Paribas Securities
JP Morgan Securities
Scotia Capital (USA) Inc
CIBC World Markets Corp
Goldman Sachs & Co
PNC Capital Markets
Loop Capital Markets
MFR Securities, Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Scotia Capital
Sector or Industry:
Utilities
Date of First Offering:
06/12/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+
Maturity Date:
07/01/2023
Coupon:
3.35%
Unit Price:
$99.957
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6502%
Yield:
3.45
Yield to Maturity:
3.68
Principal Amount of Offering:
299,871,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.25%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1616%
$484,791
AST JPMorgan Global Thematic Portfolio
0.0766%
$229,901
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2382%
$714,692



10f-3 Exhibit

Issuer Name + CUSIP #
Rio Tinto Finance (USA) Plc 76720AAL
Trade Date
06/14/2013
List of Underwriters
BNP Paribas Securities
JP Morgan Securities
Morgan Stanley & Co
Credit Suisse Securities
RBS Securities
Bank of China Limited
Santander Investment Securities
Scotia Capital (USA) Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Metals & Mining
Date of First Offering:
06/14/2013
Ratings:
Moody's A3, S&P A-
Maturity Date:
06/17/2016
Coupon:
1.375%
Unit Price:
$99.708
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2507%
Yield:
1.38
Yield to Maturity:
1.36
Principal Amount of Offering:
997,080,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.49%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0779%
$777,722
AST JPMorgan Global Thematic Portfolio
0.1179%
$1,176,554
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1958%
$1,954,276




10f-3 Exhibit

Issuer Name + CUSIP #
Rio Tinto Finance (USA) Plc 76720AAM
Trade Date
06/14/2013
List of Underwriters
BNP Paribas Securities
JP Morgan Securities
Morgan Stanley & Co
Credit Suisse Securities
RBS Securities
Bank of China Limited
Santander Investment Securities
Scotia Capital (USA) Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Metals & Mining
Date of First Offering:
06/14/2013
Ratings:
Moody's A3, S&P A-
Maturity Date:
12/14/2018
Coupon:
2.25%
Unit Price:
$99.086
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3532%
Yield:
2.31
Yield to Maturity:
2.75
Principal Amount of Offering:
1,238,575,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..37%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME





AST JP Morgan Global Thematic Portfolio
0.0340%
$421,116
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0340%
$421,116




10f-3 Exhibit

Issuer Name + CUSIP #
Chevron Corporation 166764AE
Trade Date
06/17/2013
List of Underwriters
Barclays
JP Morgan
Morgan Stanley
Wells Fargo
Blaylock Robert Van
Siebert Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Integrated Oils
Date of First Offering:
06/17/2013
Ratings:
Moody's Aa1, S&P AA
Maturity Date:
06/24/18
Coupon:
1.718%
Unit Price:
$100.00
Underwriting Spread per Unit:
..1500
Gross Spread as a % of Price:
..1500%
Yield:
1.73
Yield to Maturity:
1.88
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.93%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0450%
$900,000
AST JPMorgan Global Thematic Portfolio
0.0192%
$385,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0642%
$1,285,000






10f-3 Exhibit

Issuer Name + CUSIP #
Chevron Corporation 166764AG
Trade Date
06/17/2013
List of Underwriters
Barclays Capital Inc
JP Morgan Securities
Morgan Stanley & Co
Wells Fargo Securities
Blaylock Robert Van
Siebert Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Integrated Oils
Date of First Offering:
06/17/2013
Ratings:
Moody's Aa1, S&P AA
Maturity Date:
06/24/2020
Coupon:
2.427%
Unit Price:
$100.00
Underwriting Spread per Unit:
..1800
Gross Spread as a % of Price:
..1800%
Yield:
2.44
Yield to Maturity:
2.54
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0045%
$45,000
AST JPMorgan Global Thematic Portfolio
0.0157%
$157,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0202%
$202,000






10f-3 Exhibit

Issuer Name + CUSIP #
Chevron Corporation 166764AH
Trade Date
06/17/2013
List of Underwriters
Barclays Capital Inc
JP Morgan Securities
Morgan Stanley & Co
Wells Fargo Securities
Blaylock Robert Van
Siebert Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays Capital Inc.
Sector or Industry:
Integrated Oils
Date of First Offering:
06/17/2013
Ratings:
Moody's Aa1, S&P AA
Maturity Date:
06/24/2013
Coupon:
3.191%
Unit Price:
$100.00
Underwriting Spread per Unit:
..2000
Gross Spread as a % of Price:
..2000%
Yield:
3.23
Yield to Maturity:
3.34
Principal Amount of Offering:
2,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0345%
$778,000
AST JPMorgan Global Thematic Portfolio
0.0177%
$400,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0522%
$1,118,000






10f-3 Exhibit

Issuer Name + CUSIP #
Ingersoll-Rand Global Holding Company
144A 45687AAK
Trade Date
06/17/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup Global Markets
Deutsche Bank Securities
Goldman Sachs and Company
JP Morgan
Mizuho Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Machinery
Date of First Offering:
06/17/2013
Ratings:
Moody's Baa2, S&P BBB
Maturity Date:
01/15/2019
Coupon:
2.875%
Unit Price:
$99.85
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6009%
Yield:
2.89
Yield to Maturity:
3.00
Principal Amount of Offering:
349,475,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0351%
$122,816
AST JPMorgan Global Thematic Portfolio
0.0262%
$91,862
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0613%
$214,678






10f-3 Exhibit

Issuer Name + CUSIP #
Service Corporation International 144A
817565BX
Trade Date
06/17/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Wells Fargo Securities
SunTrust Robinson
BBVA Securities
Scotia Capital USA Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
06/17/2013
Ratings:
Moody's B1, S&P BB-
Maturity Date:
01/15/2022
Coupon:
5.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.2500
Gross Spread as a % of Price:
2.2500%
Yield:
5.34
Yield to Maturity:
5.25
Principal Amount of Offering:
425,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.14%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0058%
$25,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0289%
$123,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0347%
$148,000






10f-3 Exhibit
Issuer Name + CUSIP #
Boston Properties Limited Partnership
10112RAW
Trade Date
06/18/2013
List of Underwriters
BOFA Merrill Lynch
Deutsche Bank Securities
JP Morgan Securities
Morgan Stanley
BNY Mellon Capital Markets
Wells Fargo Securities
Capital One Southcoast
Mitsubishi UFJ Securities
Santander Investment Securities
Scotia Capital (USA) Inc
SunTrust Robinson Humphrey
TD Securities (USA) LLC
US Bancorp Investments, Inc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Real Estate
Date of First Offering:
06/18/2013
Ratings:
Moody's Baa2, S&P A-, Fitch BBB
Maturity Date:
02/01/2024
Coupon:
3.80%
Unit Price:
$99.694
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6519%
Yield:
3.88
Yield to Maturity:
4.05
Principal Amount of Offering:
697,858,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..88%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0150%
$104,679



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0150%
$104,679


10f-3 Exhibit

Issuer Name + CUSIP #
Brookfield Residential Properties Inc.
144A 11283YAA
Trade Date
06/18/2013
List of Underwriters
Citigroup Global Markets
Credit Suisse
Deutsche Bank
Wells Fargo Securities
CIBC World Markets
HSBC Securities
JP Morgan
RBC Capital Markets
Scotia Capital
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Homebuilders
Date of First Offering:
06/18/2013
Ratings:
Moody's B2, S&P BB-
Maturity Date:
07/01/2022
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.8000
Gross Spread as a % of Price:
1.8000%
Yield:
6.10
Yield to Maturity:
6.03
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0094%
$47,000
AST JPMorgan Global Thematic Portfolio
0.0094%
$47,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0718%
$359,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0906%
$453,000



10f-3 Exhibit

Issuer Name + CUSIP #
Mylan Inc. 144A 628530AZ
Trade Date
06/18/2013
List of Underwriters
Credit Suisse
Goldman Sachs and Company
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
06/18/2013
Ratings:
Moody's Baa3, S&P BBB-
Maturity Date:
06/24/2016
Coupon:
1.80%
Unit Price:
$99.925
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3502%
Yield:
1.80
Yield to Maturity:
1.72
Principal Amount of Offering:
499,625,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.02%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0420%
$209,843
AST JPMorgan Global Thematic Portfolio
0.0180%
$89,933
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0600%
$299,776








10f-3 Exhibit

Issuer Name + CUSIP #
Mylan Inc. 144A 628530BA
Trade Date
06/18/2013
List of Underwriters
Credit Suisse
Goldman Sachs and Company
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
06/18/2013
Ratings:
Moody's Baa3, S&P BBB-
Maturity Date:
06/24/2018
Coupon:
2.60%
Unit Price:
$99.791
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6012%
Yield:
2.61
Yield to Maturity:
2.65
Principal Amount of Offering:
648,641,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.12%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1030%
$668,600
AST JPMorgan Global Thematic Portfolio
0.0446%
$289,394
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1476%
$957,994










10f-3 Exhibit

Issuer Name + CUSIP #
CDW Corporation (CDW) 12514G10
Trade Date
6/26/2013
List of Underwriters
JP Morgan Securities
Barclays Capital
Deutsche Bank Securities
Goldman Sachs & Co
Deutsche Bank
Morgan Stanley
Robert W. Baird
Raymond James
William Blair
Needham & Company
Stifel, Nicolaus & Company
Loop Capital Markets LLC
The Williams Capital Group L.P
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
IT Services
Date of First Offering:
6/26/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$17.00
Underwriting Spread per Unit:
..9350
Gross Spread as a % of Price:
5.5000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
395,250,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
8.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0133%
$52,700
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0133%
$52,700

10f-3 Exhibit
Issuer Name + CUSIP #
HD Supply Holdings, Inc. (HDS)
40416M10
Trade Date
6/26/2013
List of Underwriters
BOFA Merrill Lynch
Barclays
JP Morgan
Credit Suisse
Citigroup
Deutsche Bank
Goldman Sachs
Morgan Stanley
UBS Investment Bank
Wells Fargo
Baird
William Blair
Raymond James
BB&T Capital Markets
SunTrust Robison Humphrey
Drexel Hamilton
Guzman & Company
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Industrial Supply Distribution
Date of First Offering:
6/26/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.00
Underwriting Spread per Unit:
..7650
Gross Spread as a % of Price:
4.2500%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
957,446,802
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1625%
$1,587,600
AST JPMorgan Global Thematic Portfolio
0.2075%
$1,987,200
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3733%
$3,574,800
10f-3 Exhibit

Issuer Name + CUSIP #
VPII Escrow Corporation 144A 92912EAA
Trade Date
06/27/2013
List of Underwriters
Barclays Capital
Goldman Sachs and Company
JP Morgan Securities
Merrill Lynch
Morgan Stanley
RBC Capital Markets
DNB Markets
SunTrust Robinson Humphrey
CIBC World Markets Inc
Mitsubishi UFJ Securities
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
06/27/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
07/15/2021
Coupon:
7.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
7.03
Yield to Maturity:
6.14
Principal Amount of Offering:
1,625,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0039%
$64,000
AST JPMorgan Global Thematic Portfolio
0.0072%
$117,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0406%
$660,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0517%
$841,000


10f-3 Exhibit

Issuer Name + CUSIP #
Continental Resources 144A 212015AK
Trade Date
4/2/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Mitsubishi UFJ Securities
RBS Securities
Wells Fargo
Banco Santander
Capital One Financial
Citigroup Global Markets Inc.
Comerica
TD Securities
UBS Securities
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Exploration
Date of First Offering:
4/2/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
4.15.2023
Coupon:
4.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.3750%
Gross Spread as a % of Price:
1.3750%
Yield:
4.53%
Yield to Maturity:
4.59%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0146%
$220,000
AST High Yield Portfolio Portfolio (JP Morgan
sleeve)
0.0310%
$465,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0456%
$685,000

10f-3 Exhibit
Issuer Name + CUSIP #
HealthCare REIT (HCN) 42217K106
Trade Date
5/8/2013
List of Underwriters
UBS Securities LLC
Deutsche Bank Securities
Wells Fargo Securities
Barclays Capital Inc
Citigroup Global Markets
JP Morgan Securities
RBC Capital Markets
BofA Merrill Lynch
Credit Agricole CIB
KeyBanc Capital Markets
Morgan Stanley  & Co
PNC Capital Markets
Raymond James & Assoc
Stifel, Nicolaus & Company, Inc
BB&T Capital Markets
BNY Mellon Capital Markets
Comerica Securities
Credit Suisse Securities
The Huntington Investment Company
RBS Securities
SMBC Nikko Capital Markets
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
UBS Investment Bank
Sector or Industry:
Financials
Date of First Offering:
5/8/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$73.50
Underwriting Spread per Unit:
2.5725
Gross Spread as a % of Price:
3.5000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
1,470,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0105%
$154,350
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0105%
$154,350


10f-3 Exhibit

Issuer Name + CUSIP #
VPII Escrow Corporation 144A 92912EAC
Trade Date
06/27/2013
List of Underwriters
Barclays Capital
Goldman Sachs and Company
JP Morgan Securities
Merrill Lynch
Morgan Stanley
RBC Capital Markets
DNB Markets
SunTrust
CIBC World Markets
Mitsubishi UFJ Securities
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
06/27/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
08/15/2018
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
6.44
Yield to Maturity:
5.40
Principal Amount of Offering:
1,600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0039%
$63,000
AST JPMorgan Global Thematic Portfolio
0.0074%
$119,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0408%
$653,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0521%
$835,000


10f-3 Exhibit
Issuer Name + CUSIP #
Baxter International Inc 071813BJ
Trade Date
06/04/2013
List of Underwriters
JP Morgan Securities
Citigroup Global Markets
BOFA Merrill Lynch
Credit Suisse Securities
Deutsche Bank
RBS Securities
UBS Investment Bank
Barclays Capital
HSBC Securities
Mitsubishi UFJ Securities
Mizuho Securities
TD Securities
BNY Mellon Capital Markets
Danske Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Medical Equipment/Devices
Date of First Offering:
06/04/2013
Ratings:
Moody's A3, S&P A, Fitch A
Maturity Date:
06/15/2018
Coupon:
1.85%
Unit Price:
$99.99
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6000%
Yield:
1.86
Yield to Maturity:
2.00
Principal Amount of Offering:
749,925,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1145%
$858,914
AST JPMorgan Global Thematic Portfolio
0.0574%
$430,957
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1719%
$1,289,871

10f-3 Exhibit
Issuer Name + CUSIP #
The Allstate Corporation 020002AZ
Trade Date
06/04/2013
List of Underwriters
Wells Fargo
Deutsche Bank
Goldman Sachs
BOFA Merrill Lynch
Citigroup
Credit Suisse
Barclays
JP Morgan
US Bancorp
Morgan Stanley
Loop Capital Markets
BNY Mellon Capital Markets
PNC Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Property & Casualty
Date of First Offering:
06/04/2013
Ratings:
Moody's A3, S&P A-, Fitch BBB+
Maturity Date:
06/15/2023
Coupon:
3.15%
Unit Price:
$99.803
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6512%
Yield:
3.18
Yield to Maturity:
3.24
Principal Amount of Offering:
499,015,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0244%
$121,760
AST JPMorgan Global Thematic Portfolio
0.0283%
$141,720
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0527%
$263,480

10f-3 Exhibit
Issuer Name + CUSIP #
Home Depot Inc 437076BA
Trade Date
4/2/13
List of Underwriters
Barclays
BOFA Merrill Lynch
JP Morgan
Morgan Stanley
BNY Mellon Capital Markets
Citigroup Global Markets Inc.
Credit Suisse
Deutsche Bank
Fifth Third
Goldman Sachs
RBC Capital Markets
RBS Securities
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
4/2/2013
Ratings:
Moody's A3, S&P A-, Fitch A-
Maturity Date:
4.1.43
Coupon:
4.20%
Unit Price:
$99.578
Underwriting Spread per Unit:
0.8750%
Gross Spread as a % of Price:
0.8787%
Yield:
4.30%
Yield to Maturity:
4.34%
Principal Amount of Offering:
995,780,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0770%
$766,751
AST JPMorgan Global Thematic Portfolio
0.0329%
$328,607
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1099%
$1,095,358
10f-3 Exhibit

Issuer Name + CUSIP #
Continental Resources 144A 212015AK
Trade Date
4/2/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Mitsubishi UFJ Securities
RBS Securities
Wells Fargo
Banco Santander
Capital One Financial
Citigroup Global Markets Inc.
Comerica
TD Securities
UBS Securities
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Exploration
Date of First Offering:
4/2/2013
Ratings:
Moody's Ba2, S&P BB+
Maturity Date:
4.15.2023
Coupon:
4.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.3750%
Gross Spread as a % of Price:
1.3750%
Yield:
4.53%
Yield to Maturity:
4.59%
Principal Amount of Offering:
1,500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.53%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0146%
$220,000
AST High Yield Portfolio Portfolio (JP Morgan
sleeve)
0.0310%
$465,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0456%
$685,000

10f-3 Exhibit
Issuer Name + CUSIP #
HealthCare REIT (HCN) 42217K106
Trade Date
5/8/2013
List of Underwriters
UBS Securities LLC
Deutsche Bank Securities
Wells Fargo Securities
Barclays Capital Inc
Citigroup Global Markets
JP Morgan Securities
RBC Capital Markets
BofA Merrill Lynch
Credit Agricole CIB
KeyBanc Capital Markets
Morgan Stanley  & Co
PNC Capital Markets
Raymond James & Assoc
Stifel, Nicolaus & Company, Inc
BB&T Capital Markets
BNY Mellon Capital Markets
Comerica Securities
Credit Suisse Securities
The Huntington Investment Company
RBS Securities
SMBC Nikko Capital Markets
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
UBS Investment Bank
Sector or Industry:
Financials
Date of First Offering:
5/8/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$73.50
Underwriting Spread per Unit:
2.5725
Gross Spread as a % of Price:
3.5000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
1,470,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0105%
$154,350
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0105%
$154,350


10f-3 Exhibit

Issuer Name + CUSIP #
VPII Escrow Corporation 144A 92912EAC
Trade Date
06/27/2013
List of Underwriters
Barclays Capital
Goldman Sachs and Company
JP Morgan Securities
Merrill Lynch
Morgan Stanley
RBC Capital Markets
DNB Markets
SunTrust
CIBC World Markets
Mitsubishi UFJ Securities
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
06/27/2013
Ratings:
Moody's B1, S&P B
Maturity Date:
08/15/2018
Coupon:
6.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
6.44
Yield to Maturity:
5.40
Principal Amount of Offering:
1,600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.97%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0039%
$63,000
AST JPMorgan Global Thematic Portfolio
0.0074%
$119,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0408%
$653,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0521%
$835,000


10f-3 Exhibit
Issuer Name + CUSIP #
Baxter International Inc 071813BJ
Trade Date
06/04/2013
List of Underwriters
JP Morgan Securities
Citigroup Global Markets
BOFA Merrill Lynch
Credit Suisse Securities
Deutsche Bank
RBS Securities
UBS Investment Bank
Barclays Capital
HSBC Securities
Mitsubishi UFJ Securities
Mizuho Securities
TD Securities
BNY Mellon Capital Markets
Danske Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Medical Equipment/Devices
Date of First Offering:
06/04/2013
Ratings:
Moody's A3, S&P A, Fitch A
Maturity Date:
06/15/2018
Coupon:
1.85%
Unit Price:
$99.99
Underwriting Spread per Unit:
..6000
Gross Spread as a % of Price:
..6000%
Yield:
1.86
Yield to Maturity:
2.00
Principal Amount of Offering:
749,925,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.23%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1145%
$858,914
AST JPMorgan Global Thematic Portfolio
0.0574%
$430,957
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1719%
$1,289,871

10f-3 Exhibit

Issuer Name + CUSIP #
The Allstate Corporation 020002AZ
Trade Date
06/04/2013
List of Underwriters
Wells Fargo
Deutsche Bank
Goldman Sachs
BOFA Merrill Lynch
Citigroup
Credit Suisse
Barclays
JP Morgan
US Bancorp
Morgan Stanley
Loop Capital Markets
BNY Mellon Capital Markets
PNC Capital Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Property & Casualty
Date of First Offering:
06/04/2013
Ratings:
Moody's A3, S&P A-, Fitch BBB+
Maturity Date:
06/15/2023
Coupon:
3.15%
Unit Price:
$99.803
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6512%
Yield:
3.18
Yield to Maturity:
3.24
Principal Amount of Offering:
499,015,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0244%
$121,760
AST JPMorgan Global Thematic Portfolio
0.0283%
$141,720
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0527%
$263,480

10f-3 Exhibit
Issuer Name + CUSIP #
Home Depot Inc 437076BA
Trade Date
4/2/13
List of Underwriters
Barclays
BOFA Merrill Lynch
JP Morgan
Morgan Stanley
BNY Mellon Capital Markets
Citigroup Global Markets Inc.
Credit Suisse
Deutsche Bank
Fifth Third
Goldman Sachs
RBC Capital Markets
RBS Securities
SunTrust Robinson Humphrey
TD Securities
The Williams Capital Group
US Bancorp
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Retail Discretionary
Date of First Offering:
4/2/2013
Ratings:
Moody's A3, S&P A-, Fitch A-
Maturity Date:
4.1.43
Coupon:
4.20%
Unit Price:
$99.578
Underwriting Spread per Unit:
0.8750%
Gross Spread as a % of Price:
0.8787%
Yield:
4.30%
Yield to Maturity:
4.34%
Principal Amount of Offering:
995,780,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.33%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0770%
$766,751
AST JPMorgan Global Thematic Portfolio
0.0329%
$328,607
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1099%
$1,095,358














































10f-3 Exhibit

Issuer Name + CUSIP #
DDR Corp (DDR) 23317H102
Trade Date
5/16/2013
List of Underwriters
Goldman Sachs & Co
JP Morgan Securities LLC
Citigroup Global Markets Inc
Deutsche Bank Securities
RBC Capital Markets, LLC
Wells Fargo Securities, LLC
Capital One Southcoast, Inc
KeyBanc Capital Markets Inc
PNC Capital Markets LLC
Scotia Capital (USA) Inc
Robert W. Baird & Co, Incorporated
Huntington Investment Company
Moelis & Company LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Financials
Date of First Offering:
5/16/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$18.90
Underwriting Spread per Unit:
..6842
Gross Spread as a % of Price:
3.6200%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
642,600,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0339%
$218,295
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0339%
$218,295


10f-3 Exhibit

Issuer Name + CUSIP #
CNH Capital LLC 144A 12623EAE
Trade Date
4/3/2013
List of Underwriters
Barclays Capital
BNP Paribas
DB Securities Inc
JP Morgan
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Machinery
Date of First Offering:
4/3/2013
Ratings:
Moody's Ba2, S&P BB
Maturity Date:
4.15.2018
Coupon:
3.625%
Unit Price:
$100
Underwriting Spread per Unit:
..8000%
Gross Spread as a % of Price:
..8000%
Yield:
3.58%
Yield to Maturity:
3.37%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0075%
$45,000
AST JPMorgan Global Thematic Portfolio
0.0086%
$52,000
AST High Yield Portfolio Portfolio (JP Morgan
sleeve)
0.0730%
$438,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0891%
$535,000







10f-3 Exhibit

Issuer Name + CUSIP #
Sanofi 801060AB
Trade Date
4/3/2013
List of Underwriters
Barclays
BOFA Merrill Lynch
Deutsche Bank
JP Morgan
Citigroup Global Markets Inc.
Credit Agricole Securities
HSBC Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Banking
Date of First Offering:
4/3/2013
Ratings:
Moody's A1, S&P AA
Maturity Date:
4.10.2018
Coupon:
1.25%
Unit Price:
$99.561
Underwriting Spread per Unit:
..3500%
Gross Spread as a % of Price:
..3515%
Yield:
1.27%
Yield to Maturity:
1.56%
Principal Amount of Offering:
1,493,415,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0716%
$1,070,281
AST JPMorgan Global Thematic Portfolio
0.0306%
$457,981
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1022%
$1,528,261




10f-3 Exhibit

Issuer Name + CUSIP #
Bank of Montreal 06366RMS
Trade Date
4/4/2013
List of Underwriters
BMO Capital Markets
JP Morgan
Goldman Sachs
HSBC Securities
Wells Fargo
Barclays Capital
BOFA Merrill Lynch
Citigroup Global Markets Inc.
Deutsche Bank
Morgan Stanley
UBS Investment Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Banking
Date of First Offering:
4/4/2013
Ratings:
Moody's Aa3, S&P A+, Fitch AA-
Maturity Date:
4.09.2018
Coupon:
1.45%
Unit Price:
$99.794
Underwriting Spread per Unit:
..3500%
Gross Spread as a % of Price:
..3507%
Yield:
1.47%
Yield to Maturity:
1.72%
Principal Amount of Offering:
997,940,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0959%
$958,022
AST JPMorgan Global Thematic Portfolio
0.0414%
$414,145
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1373%
$1,372,167


10f-3 Exhibit
Issuer Name + CUSIP #
Bonanza Creek Energy 144A 097793AA
Trade Date
4/4/2013
List of Underwriters
Wells Fargo
BMO Capital Markets
JP Morgan
KeyBanc Capital Markets
RBC Capital Markets
Wells Fargo
Capital One
Credit Agricole
Iberiabank
Scotia Capital
Societe Generale
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration
Date of First Offering:
4/4/2013
Ratings:
Moody's B3, S&P B-
Maturity Date:
4.15.2021
Coupon:
6.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
2.0000%
Gross Spread as a % of Price:
2.0000%
Yield:
6.35%
Yield to Maturity:
5.73%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.35%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0133%
$40,000
AST JPMorgan Global Thematic Portfolio
0.0200%
$60,000
AST High Yield Portfolio Portfolio (JP Morgan
sleeve)
0.1333%
$400,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1666%
$500,000

10f-3 Exhibit

Issuer Name + CUSIP #
Mallinckrodt Intl 144A 561234AA
Trade Date
4/8/2013
List of Underwriters
Citigroup Global Markets Inc.
Deutsche Bank Securities
Goldman Sachs & Co
JP Morgan Ltd/London
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Medical Equipment
Date of First Offering:
4/8/2013
Ratings:
Moody's Ba2, S&P BBB-
Maturity Date:
4.15.2023
Coupon:
4.75%
Unit Price:
$99.684
Underwriting Spread per Unit:
1.0000%
Gross Spread as a % of Price:
1.0032%
Yield:
4.63%
Yield to Maturity:
4.42%
Principal Amount of Offering:
598,104,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0086%
$51,836



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.086%
$51,836





10f-3 Exhibit

Issuer Name + CUSIP #
Mallinckrodt Intl 144A 561234AB
Trade Date
4/8/2013
List of Underwriters
Citigroup Global Markets Inc.
Deutsche Bank Securities
Goldman Sachs & Co
JP Morgan Ltd/London
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Medical Equipment
Date of First Offering:
4/8/2013
Ratings:
Moody's Ba2, S&P BBB-
Maturity Date:
4.15.2018
Coupon:
3.50%
Unit Price:
$99.981
Underwriting Spread per Unit:
..9000%
Gross Spread as a % of Price:
..9002%
Yield:
3.43%
Yield to Maturity:
3.08%
Principal Amount of Offering:
299,943,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.046%
$13,997



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.046%
$13,997





10f-3 Exhibit

Issuer Name + CUSIP #
NiSource Finance Corp 65473QBC
Trade Date
4/9/2013
List of Underwriters
Barclays Capital Inc
Credit Suisse Securities
JP Morgan Securities
KeyBanc Capital Markets
Loop Capital Markets
Scotiabank Capital (USA) Inc
BNY Mellon Capital Markets
Fifth Third Securities Inc
Huntington Investment Co
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Utilities
Date of First Offering:
4/9/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB-
Maturity Date:
2.15.2044
Coupon:
4.80%
Unit Price:
$99.575
Underwriting Spread per Unit:
..8750%
Gross Spread as a % of Price:
..8787%
Yield:
4.95%
Yield to Maturity:
4.99%
Principal Amount of Offering:
746,812,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0326%
$243,959
AST JPMorgan Global Thematic Portfolio
0.0066%
$49,788
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0392%
$293,747

10f-3 Exhibit
Issuer Name + CUSIP #
Fidelity National Information
Services, Inc (31620MAK2)
Trade Date
4/10/2013
List of Underwriters
Barclays Capital Inc
J.P. Morgan Securities LLC
Merrill Lynch, Pierce
Fenner & Smith Incorporated
Credit Agricole Securities (USA) Inc
RBS Securities Inc
SunTrust Robinson Humphrey, Inc
U.S. Bancorp Investments, Inc
Citigroup Global Markets Inc
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities (USA), Inc
PNC Capital Markets LLC
BNP Paribas Securities Corp
Deutsche Bank Securities Inc
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated and
JP Morgan Securities
Sector or Industry:
Technology
Date of First Offering:
4/10/2013
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
4/15/2023
Coupon:
3.50%
Unit Price:
$99.208
Underwriting Spread per Unit:
0.6500%
Gross Spread as a % of Price:
0.6551%
Yield:
3.50%
Yield to Maturity:
3.50%
Principal Amount of Offering:
$992,080,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
      11.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0050%
$49,604.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0050%

10f-3 Exhibit
Issuer Name + CUSIP #
Sabine Pass Liquefaction 144A 785592AA
Trade Date
4/10/2013
List of Underwriters
Banca IMI
Credit Agricole
Credit Suisse
HSBC Securities
ING Financial Markets
JP Morgan
Lloyds Capital Markets
Mitsubishi UFJ Securities
Mizuho Securities
Morgan Stanley
RBC Capital Markets
Scotia Capital
SMBC Nikko
Societe Generale
Standard Chartered Bank
BOFA Merrill Lynch
CIBC World Markets
Deutsche Bank
Santander Investment Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Pipeline
Date of First Offering:
4/10/2013
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
2.1.2021
Coupon:
5.625%
Unit Price:
$102.50
Underwriting Spread per Unit:
..9200%
Gross Spread as a % of Price:
..8975%
Yield:
5.50%
Yield to Maturity:
5.26%
Principal Amount of Offering:
512,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0822%
$421,275
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has investment discretion [To be completed by PI]
0.0822%
$421,275
10f-3 Exhibit
Issuer Name + CUSIP #
Sabine Pass Liquefaction 144A 785592AB
Trade Date
4/10/2013
List of Underwriters
Banca IMI
Credit Agricole
Credit Suisse
HSBC Securities
ING Bank
JP Morgan
Lloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
Morgan Stanley
RBC Capital Markets
Scotia Capital
SMBC Nikko Securities America
Societe Generale
Standard Chartered Bank
BOFA Merrill Lynch
CIBC World Markets
Deutsche Bank
Santander Investment Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Pipeline
Date of First Offering:
4/10/2013
Ratings:
Moody's Ba3, S&P BB+
Maturity Date:
2.21.2023
Coupon:
5.625%
Unit Price:
$100
Underwriting Spread per Unit:
..9200%
Gross Spread as a % of Price:
..9200%
Yield:
5.67%
Yield to Maturity:
5.74%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0132%
$132,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0656%
$656,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0788%
$788,000













































10f-3 Exhibit

Issuer Name + CUSIP #
Affinia Group Inc 144A 00828BAJ
Trade Date
4/11/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
Deutsche Bank
JP Morgan
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Automotive
Date of First Offering:
4/11/2013
Ratings:
Moody's Caa2, S&P B-
Maturity Date:
5.1.2021
Coupon:
7.75%
Unit Price:
$100
Underwriting Spread per Unit:
2.0000%
Gross Spread as a % of Price:
2.0000%
Yield:
7.40%
Yield to Maturity:
6.95%
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0032%
$8,000
AST JPMorgan Global Thematic Portfolio
0.0032%
$8,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0272%
$68,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0336%
$84,000







10f-3 Exhibit

Issuer Name + CUSIP #
BlueScope Steel 144A 09626GAB
Trade Date
4/11/2013
List of Underwriters
Credit Suisse
HSBC Securities
JP Morgan
Standard Chartered
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse
Sector or Industry:
Metals & Mining
Date of First Offering:
4/11/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
5.1.2018
Coupon:
7.125%
Unit Price:
$100
Underwriting Spread per Unit:
2.2500%
Gross Spread as a % of Price:
2.2500%
Yield:
6.79%
Yield to Maturity:
5.96%
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0060%
$18,000
AST JPMorgan Global Thematic Portfolio
0.0070%
$21,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages
0.0543%
$163,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0673%
$202,000







10f-3 Exhibit

Issuer Name + CUSIP #
Taylor Morrison 144A 877249AC
Trade Date
4/11/2013
List of Underwriters
Citigroup Global Markets Inc.
Credit Suisse
Deutsche Bank
Goldman Sachs
HSBC Securities
JP Morgan
Wells Fargo
CIBC World Markets
FBR Capital Markets
RBC Capital Markets
TD Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Homebuilders
Date of First Offering:
4/11/2013
Ratings:
Moody's B2, S&P BB-
Maturity Date:
4.15.2021
Coupon:
5.25%
Unit Price:
$100
Underwriting Spread per Unit:
1.5000%
Gross Spread as a % of Price:
1.5000%
Yield:
5.12%
Yield to Maturity:
4.86%
Principal Amount of Offering:
550,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0081%
$45,000
AST JPMorgan Global Thematic Portfolio
0.0132%
$73,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0792%
$436,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1005%
$554,000

10f-3 Exhibit

Issuer Name + CUSIP #
Compiler Finance Sub Inc. 144A
20453NAA
Trade Date
05/02/2013
List of Underwriters
Bank of Montreal
Citigroup Global Markets
Jefferies & Co
JP Morgan Securities
Sumitomo Mitsui Financial Group
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Financial Services
Date of First Offering:
05/02/2013
Ratings:
Moody's Caa1, S&P CCC+
Maturity Date:
05/01/2021
Coupon:
7.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.5000
Gross Spread as a % of Price:
2.5000%
Yield:
7.00
Yield to Maturity:
7.00
Principal Amount of Offering:
225,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0186%
$42,000
AST JPMorgan Global Thematic Portfolio
0.0213%
$48,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0399%
$90,000






10f-3 Exhibit

Issuer Name + CUSIP #
Memorial Production Partners 144A
586049AA
Trade Date
4/12/2013
List of Underwriters
Barclays Capital
Citigroup Global Markets Inc.
JP Morgan
Merrill Lynch
RBC Capital Markets
Wells Fargo Securities
Comerica Securities
Mitsubishi UFJ Securities
Natixis Securities
RBS Securities
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo
Sector or Industry:
Exploration & Production
Date of First Offering:
4/12/2013
Ratings:
Moody's Caa1, S&P B-
Maturity Date:
5.1.2021
Coupon:
7.625%
Unit Price:
$98.521
Underwriting Spread per Unit:
2.0000%
Gross Spread as a % of Price:
2.0300%
Yield:
7.36%
Yield to Maturity:
7.01%
Principal Amount of Offering:
295,563,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0133%
$39,408
AST JPMorgan Global Thematic Portfolio
0.0106%
$31,527
AST High Yield Portfolio (JP Morgan sleeve)
0.1266%
$374,380
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1505%
$445,315

10f-3 Exhibit
Issuer Name + CUSIP #
CNOOC Finance 2013 LTD 12625GAA
Trade Date
05/02/2013
List of Underwriters
Goldman Sachs (Asia) L.L.C.
Bank Of China Limited
BOCI Securities Limited
China International Capital Corp. Hong
Kong Securities Ltd.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Societe Generale Corporate &
Investment Banking
UBS Securities LLC
J.P. Morgan
CCB International
ICBC International
Scotiabank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Exploration & Production
Date of First Offering:
05/02/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch A+e
Maturity Date:
05/09/2016
Coupon:
1.125%
Unit Price:
$99.648
Underwriting Spread per Unit:
..2300
Gross Spread as a % of Price:
..2308%
Yield:
1.14
Yield to Maturity:
1.53
Principal Amount of Offering:
747,360,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0266%
$199,296
AST JPMorgan Global Thematic Portfolio
0.0266%
$199,296
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0532%
$398,592

10f-3 Exhibit
Issuer Name + CUSIP #
Telefonica Emisiones 87938WAQ
Trade Date
4/17/2013
List of Underwriters
BNP Paribas Securities
Goldman Sachs & Co
HSBC Securities
JP Morgan Securities
Morgan Stanley & Co
Societe Generale Americas Securities
LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Wireline Telecom
Date of First Offering:
4/17/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB+
Maturity Date:
4.27.2018
Coupon:
3.192%
Unit Price:
$100
Underwriting Spread per Unit:
..3500%
Gross Spread as a % of Price:
..3500%
Yield:
3.18%
Yield to Maturity:
3.12%
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0164%
$206,000
AST JPMorgan Global Thematic Portfolio
0.0120%
$151,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0284%
$357,000






10f-3 Exhibit
Issuer Name + CUSIP #
Telefonica Emisiones 87938WAR
Trade Date
4/17/2013
List of Underwriters
BNP Paribas Securities
Goldman Sachs & Co
HSBC Securities
JP Morgan Securities
Morgan Stanley & Co
Societe Generale Americas Securities
LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
HSBC
Sector or Industry:
Wireline Telecom
Date of First Offering:
4/17/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch BBB+
Maturity Date:
4.27.2023
Coupon:
4.57%
Unit Price:
$100
Underwriting Spread per Unit:
..4500%
Gross Spread as a % of Price:
..4500%
Yield:
4.59%
Yield to Maturity:
4.62%
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.94%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1126%
$845,000
AST JPMorgan Global Thematic Portfolio
0.0486%
$365,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1612%
$1,210,000



10f-3 Exhibit
Issuer Name + CUSIP #
CNOOC Finance 2013 LTD 12625GAC
Trade Date
05/02/2013
List of Underwriters
Goldman Sachs (Asia) L.L.C.
Bank Of China Limited
BOCI Securities Limited
China International Capital Corp. Hong
Kong Securities Ltd.
Citigroup Global Markets Inc.
Credit Suisse Securities (USA) LLC
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Societe Generale Corporate &
Investment Banking
UBS Securities LLC
J.P. Morgan
CCB International
ICBC International
Scotiabank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Exploration & Production
Date of First Offering:
05/02/2013
Ratings:
Moody's Aa3, S&P AA-
Maturity Date:
05/09/2023
Coupon:
3.00%
Unit Price:
$98.477
Underwriting Spread per Unit:
..2300
Gross Spread as a % of Price:
..2336%
Yield:
3.32
Yield to Maturity:
4.20
Principal Amount of Offering:
1,969,540,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..19%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0142%
$280,659
AST JPMorgan Global Thematic Portfolio
0.0127%
$250,132
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0269%
$530,791

10f-3 Exhibit
Issuer Name + CUSIP #
Autozone 053332AP
Trade Date
4/18/2013
List of Underwriters
BOFA Merrill Lynch,Pierce, Fenner &
Smith Inc
SunTrust Robinson Humphrey
Barclays Capital Inc
JP Morgan Securities
US Bancorp Investments
Wells Fargo Securities
Deutsche Bank Securities
Fifth Third Securities
Guggenheim Securities LLC
KeyBanc Capital Markets
Mitsubishi UFJ Securities
Mizuho Securities
PNC Capital Markets
Regions Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
SunTrust
Sector or Industry:
Retail Discretionary
Date of First Offering:
4/18/2013
Ratings:
Moody's Baa2, S&P BBB, Fitch  BBB
Maturity Date:
7.15.2023
Coupon:
3.125%
Unit Price:
$99.447
Underwriting Spread per Unit:
..6500%
Gross Spread as a % of Price:
..6536%
Yield:
3.16%
Yield to Maturity:
3.25%
Principal Amount of Offering:
497,235,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..60%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.2130%
$1,059,111
AST JPMorgan Global Thematic Portfolio
0.0919%
$457,456
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.3049%
$1,516,567

10f-3 Exhibit

Issuer Name + CUSIP #
Sirius XM Radio Inc 144A 82967NAJ
Trade Date
05/02/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Deutsche Bank Securities
JP Morgan Securities
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Cable & Satellite
Date of First Offering:
05/02/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
05/15/2020
Coupon:
4.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.1300
Gross Spread as a % of Price:
1.1300%
Yield:
4.47
Yield to Maturity:
5.12
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.06%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0066%
$33,000
AST High Yield Portfolio  (JP Morgan sleeve)
0.0506%
$253,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0572%
$286,000





10f-3 Exhibit

Issuer Name + CUSIP #
Rosetta Resources 777779AD
Trade Date
4/18/2013
List of Underwriters
JP Morgan Securities
Morgan Stanley & Co
Wells Fargo Securities
Comerica Securities
Credit Suisse Securities
Mitsubishi UFJ Securities
US Bancorp Investments
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Exploration & Production
Date of First Offering:
4/18/2013
Ratings:
Moody's B2, S&P B+
Maturity Date:
5.1.2021
Coupon:
5.625%
Unit Price:
$100
Underwriting Spread per Unit:
1.2074%
Gross Spread as a % of Price:
1.2074%
Yield:
5.58%
Yield to Maturity:
5.50%
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0035%
$25,000
AST JPMorgan Global Thematic Portfolio
0.0041%
$29,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0342%
$240,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0418%
$294,000



10f-3 Exhibit

Issuer Name + CUSIP #
Sirius XM Radio Inc 144A 82967NAL
Trade Date
05/02/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
Citigroup Global Markets
Deutsche Bank Securities
JP Morgan Securities
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Cable & Satellite
Date of First Offering:
05/02/2013
Ratings:
Moody's B1, S&P BB
Maturity Date:
05/15/2023
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.1300
Gross Spread as a % of Price:
1.1300%
Yield:
4.95
Yield to Maturity:
5.49
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.61%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0066%
$33,000
AST High Yield Portfolio  (JP Morgan sleeve)
0.0506%
$253,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0572%
$286,000





10f-3 Exhibit

Issuer Name + CUSIP #
Ineos Group Holdings SA 144A 44986UAA
Trade Date
05/02/2013
List of Underwriters
BOFA Merrill Lynch
Barclays
Citigroup Global Markets
Goldman Sachs
ING Bank
JP Morgan
UBS
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Chemicals
Date of First Offering:
05/02/2013
Ratings:
Moody's (P)Caa1, S&P B-
Maturity Date:
08/15/2018
Coupon:
6.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
..5000
Gross Spread as a % of Price:
..5000%
Yield:
6.31
Yield to Maturity:
6.82
Principal Amount of Offering:
678,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.44%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio  (JP Morgan sleeve)
0.0551%
$374,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0551%
$374,000





10f-3 Exhibit
Issuer Name + CUSIP #
CCO Hldgs LLC 1248EPBE
Trade Date
4/19/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup Global Markets Inc.
Credit Suisse
Deutsche Bank Securities
Barclays Capital In
JP Morgan Securities
UBS Investment Bank
Morgan Stanley & Co LLC
RBC Capital Markets
Goldman Sachs & Co
SunTrust Robinson Humphrey
US Bancorp Investments
Guggenheim Securities
LionTree Advisors LLC
Morgan Joseph TriArtisan LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Cable & Satellite
Date of First Offering:
4/19/2013
Ratings:
Moody's B1, S&P BB-, Fitch BB-
Maturity Date:
1.15.2024
Coupon:
5.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.1500%
Gross Spread as a % of Price:
1.1500%
Yield:
5.71%
Yield to Maturity:
5.65%
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.71%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0026%
$26,000
AST JPMorgan Global Thematic Portfolio
0.086%
$86,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0592%
$592,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0704%
$704,000

10f-3 Exhibit

Issuer Name + CUSIP #
Hiland Partners 144A 43129TAA
Trade Date
4/23/2013
List of Underwriters
 BofA Merrill Lynch
RBS Securities Corp
Wells Fargo & Co
JP Morgan
US Bancorp
Bosc Inc
Comerica Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Oil & Gas Services
Date of First Offering:
4/23/2013
Ratings:
Moody's B3, S&P B-
Maturity Date:
10.1.2020
Coupon:
7.25%
Unit Price:
$109
Underwriting Spread per Unit:
1.9150%
Gross Spread as a % of Price:
1.7568%
Yield:
6.61%
Yield to Maturity:
5.63%
Principal Amount of Offering:
163,500,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0453%
$74,120



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0453%
$74,120




10f-3 Exhibit

Issuer Name + CUSIP #
Schaeffler Finance 144A 806261AE
Trade Date
4/23/2013
List of Underwriters
Barclays Bank
BayernLB
BNP Paribas Securities
Citigroup Global Markets Inc.
Commerz Markets
Deutsche Bank
HSBC Securities
JP Morgan Securities
Landesbank Baden-Wuerttemberg
UniCredit
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Manufactored Goods
Date of First Offering:
4/23/2013
Ratings:
Moody's Ba3, S&P B+
Maturity Date:
5.15.2021
Coupon:
4.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
..7500%
Gross Spread as a % of Price:
..7500%
Yield:
4.82%
Yield to Maturity:
4.98%
Principal Amount of Offering:
850,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0470%
$400,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0470%
$400,000



10f-3 Exhibit

Issuer Name + CUSIP #
Toronto Dominion Bank 89114QAG
Trade Date
4/23/2013
List of Underwriters
TD Securities
Goldman Sachs
JP Morgan
Wells Fargo
ANZ Securities
Citigroup Global Markets Inc.
Credit Suisse
Desjardins Securities
Deutsche Bank
Lloyds Securities
Morgan Stanley
nabSecurities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Banking
Date of First Offering:
4/23/2013
Ratings:
Moody's Aa1, S&P AA-, Fitch AA-
Maturity Date:
4.30.2018
Coupon:
1.40%
Unit Price:
$99.933
Underwriting Spread per Unit:
..3500%
Gross Spread as a % of Price:
..3502%
Yield:
1.42%
Yield to Maturity:
1.68%
Principal Amount of Offering:
1,498,995,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0713%
$1,069,283
AST JPMorgan Global Thematic Portfolio
0.0446%
$668,552



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1159%
$1,737,835


10f-3 Exhibit

Issuer Name + CUSIP #
Diageo Capital Plc 25243YAU
Trade Date
4/24/2013
List of Underwriters
Barclays Capital Inc
Goldman Sachs & Co
JP Morgan Securities
BOFA Merrill Lynch
Santander Investment Securities Inc
Standard Chartered Bank
UBS Securities LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Food & Beverage
Date of First Offering:
4/24/2013
Ratings:
Moody's A3, S&P A-, Fitch A-
Maturity Date:
4.29.2023
Coupon:
2.625%
Unit Price:
$99.755
Underwriting Spread per Unit:
..4000%
Gross Spread as a % of Price:
..4009%
Yield:
2.72%
Yield to Maturity:
3.04%
Principal Amount of Offering:
1,346,692,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0392%
$528,702
AST JPMorgan Global Thematic Portfolio
0.0170%
$229,437



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0562%
$758,139



10f-3 Exhibit

Issuer Name + CUSIP #
Regency Energy 144A 75886AAH
Trade Date
4/24/2013
List of Underwriters
Barclays Capital
Citigroup Global Markets Inc.
Credit Suisse Securities USA LLC
JP Morgan Securities
Merrill Lynch Pierce Fenner & Smith
RBS Securities
SunTrust Robinson Humphrey
UBS Securities
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Pipeline
Date of First Offering:
4/24/2013
Ratings:
Moody's B1, S&P BB, Fitch BB
Maturity Date:
11.1.2023
Coupon:
4.50%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.5000%
Gross Spread as a % of Price:
1.5000%
Yield:
4.56%
Yield to Maturity:
4.65%
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.18%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0041%
$25,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0041%
$25,000


10f-3 Exhibit

Issuer Name + CUSIP #
New Look Bondco I Plc 144A 64672TAA
Trade Date
05/03/2013
List of Underwriters
Deutsche Bank
Goldman Sachs and Company
HSBC
JP Morgan
Lloyd Bank PLC
Royal Bank of Scotland
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Retail Discretionary
Date of First Offering:
05/03/2013
Ratings:
Moody's (P)B1, S&P B-, Fitch B
Maturity Date:
05/14/2018
Coupon:
8.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500%
Yield:
8.55
Yield to Maturity:
8.89
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.83%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0800%
$200,000
AST High Yield Portfolio (JP Morgan sleeve)
0.3392%
$848,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.4192%
$1,048,000





10f-3 Exhibit
Issuer Name + CUSIP #
Penn Virginia Resource 144A 747065AA
Trade Date
05/06/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup Global Markets
JP Morgan
PNC Capital Markets
RBC Capital Markets
SunTrust Robinson Humphrey
Wells Fargo Securities
BB&T Capital Markets
Capital One Southcoast
Comerica Securities
Deutsche Bank Securities
Huntington Capital Corp
Mitsubishi UFJ Securities
RBS Securities Corp
TD Securities
US Bancorp Investments
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Exploration & Production
Date of First Offering:
05/06/2013
Ratings:
Moody's B2, S&P B-
Maturity Date:
05/15/2021
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
6.68
Yield to Maturity:
6.93
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0055%
$22,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0352%
$141,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0407%
$163,000
10f-3 Exhibit

Issuer Name + CUSIP #
AES Corp 00130HBT
Trade Date
4/25/2013
List of Underwriters
Morgan Stanley & Co
Barclays Capital Inc
Citigroup Global Markets Inc.
Credit Suisse Securities
Deutsche Bank Securities
RBS Securities Inc
BNP Paribas Securities
BOFA Merrill Lynch
Credit Agricole Securities
Goldman Sachs & Co
HSBC Securities (USA) Inc
JP Morgan Securities LLC
Mitsubishi UFJ Securities
Societe Generale
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
Utilities
Date of First Offering:
4/25/2013
Ratings:
Moody's Ba3, S&P BB-, Fitch BB
Maturity Date:
5.15.2023
Coupon:
4.875%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.5000%
Gross Spread as a % of Price:
1.5000%
Yield:
4.47%
Yield to Maturity:
5.13%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.72%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0080%
$40,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0080%
$40,000

10f-3 Exhibit

Issuer Name + CUSIP #
Istar Financial Inc 45031UBS
Trade Date
05/07/2013
List of Underwriters
JP Morgan
Morgan Stanley
Barclays
Deutsche Bank
BOFA Merrill Lynch
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Consumer Finance
Date of First Offering:
05/07/2013
Ratings:
Moody's B3, S&P B+, Fitch B-
Maturity Date:
07/01/2016
Coupon:
3.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
3.99
Yield to Maturity:
4.87
Principal Amount of Offering:
265,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.77%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0566%
$150,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0566%
$150,000




10f-3 Exhibit

Issuer Name + CUSIP #
Istar Financial Inc 45031UBT
Trade Date
05/07/2013
List of Underwriters
JP Morgan
Morgan Stanley
Barclays
Deutsche Bank
BOFA Merrill Lynch
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Consumer Finance
Date of First Offering:
05/07/2013
Ratings:
Moody's B3, S&P B+, Fitch B-
Maturity Date:
07/01/2018
Coupon:
4.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000%
Yield:
5.19
Yield to Maturity:
6.29
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.56%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0483%
$145,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0483%
$145,000





10f-3 Exhibit

Issuer Name + CUSIP #
CST Brands 144A 12646RAA
Trade Date
4/25/2013
List of Underwriters
Credit Suisse
JP Morgan
Mitsubishi UFJ Securities
RBC Capital Markets
RBS Securities
Wells Fargo
Mizuho Securities
PNC Capital Markets
Scotia Capital
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse
Sector or Industry:
Wireless Telecom
Date of First Offering:
4/25/2013
Ratings:
Moody's Ba3, S&P BB
Maturity Date:
5.1.2023
Coupon:
5.00%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.7500%
Gross Spread as a % of Price:
1.7500%
Yield:
4.93%
Yield to Maturity:
4.82%
Principal Amount of Offering:
1,750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.70%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.021%
$38,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.021%
$38,000


10f-3 Exhibit

Issuer Name + CUSIP #
Atlas Pipeline Partners L.P. 144A
04939MAK
Trade Date
05/07/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup Global Markets
Deutsche Bank
JP Morgan
SunTrust Robinson
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Pipeline
Date of First Offering:
05/07/2013
Ratings:
Moody's B2, S&P B+
Maturity Date:
11/15/2021
Coupon:
4.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.9600
Gross Spread as a % of Price:
1.9600%
Yield:
5.26
Yield to Maturity:
6.27
Principal Amount of Offering:
400,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.05%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0150%
$60,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0150%
$60,000




10f-3 Exhibit
Issuer Name + CUSIP #
Prologis, Inc. (PLD) 74340W10
Trade Date
4/25/2013
List of Underwriters
Morgan Stanley & Co
J.P. Morgan Securities
Goldman, Sachs & Co
Wells Fargo Securities
Citigroup Global Markets Inc.
BofA Merrill Lynch
RBS Securities Inc
SMBC Nikko Capital Markets
Credit Suisse Securities
Deutsche Bank Securities
Mitsubishi UFJ Securities
PNC Capital Markets LLC
Scotia Capital (USA) Inc
HSBC Securities
ING Financial Markets
Piper Jaffray & Co
RBC Capital Markets
The Williams Capital Group, L.P.k
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley
Sector or Industry:
REIT
Date of First Offering:
4/25/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$41.60
Underwriting Spread per Unit:
1.2480
Gross Spread as a % of Price:
3.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
1,289,600,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0096%
$124,800
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0096%
$124,800
10f-3 Exhibit

Issuer Name + CUSIP #
United Continental Holdings, Inc.
910047AF
Trade Date
05/02/2013
List of Underwriters
JP Morgan
Morgan Stanley
Barclays
Deutsche Bank
BOFA Merrill Lynch
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Airlines
Date of First Offering:
05/02/2013
Ratings:
Moody's B2, S&P B
Maturity Date:
06/01/2018
Coupon:
6.375%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.41
Yield to Maturity:
6.49
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0010%
$3,000
AST JPMorgan Global Thematic Portfolio
0.0013%
$4,000
AST High Yield Portfolio (JP Morgan sleeve)
0.086%
$26,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0109%
$33,000








10f-3 Exhibit

Issuer Name + CUSIP #
Resolute Forest Products 144A 76117WAA
Trade Date
4/26/2013
List of Underwriters
BOFA Merrill Lynch
BMO Capital Markets
Citigroup Global Markets Inc.
Barclays Capital
JP Morgan Securities
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Forest & Paper Products
Date of First Offering:
4/26/2013
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
5.15.2023
Coupon:
5.875%
Unit Price:
$99.062
Underwriting Spread per Unit:
1.2500%
Gross Spread as a % of Price:
1.2618%
Yield:
6.01%
Yield to Maturity:
6.18%
Principal Amount of Offering:
594,372,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.05%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0083%
$49,531
AST JPMorgan Global Thematic Portfolio
0.0099%
$59,437
AST High Yield Portfolio (JP Morgan sleeve)
0.0800%
$475,498
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0982%
$584,466



10f-3 Exhibit

Issuer Name + CUSIP #
Nordea Bank AB 144A 65557FAG
Trade Date
05/07/2013
List of Underwriters
BOFA Merrill Lynch
Citigroup
Goldman Sachs and Company
JP Morgan
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Banking
Date of First Offering:
05/07/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch AAA-
Maturity Date:
05/15/2018
Coupon:
1.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3500%
Yield:
1.67
Yield to Maturity:
2.23
Principal Amount of Offering:
1,250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0520%
$650,000
AST JPMorgan Global Thematic Portfolio
0.0448%
$560,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0968%
$1,210,000









10f-3 Exhibit

Issuer Name + CUSIP #
Praxair Inc 74005PBH
Trade Date
4/29/2013
List of Underwriters
Citigroup Global Markets Inc.
Credit Suisse
RBS
BNY Mellon Capital Markets
Deutsche Bank
JP Morgan
Societe Generale
US Bancorp
Wells Fargo
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBS
Sector or Industry:
Chemicals
Date of First Offering:
4/29/2013
Ratings:
Moody's A2, S&P A
Maturity Date:
11.7.2018
Coupon:
1.25%
Unit Price:
$99.958
Underwriting Spread per Unit:
..3500%
Gross Spread as a % of Price:
..3501%
Yield:
1.27%
Yield to Maturity:
1.58%
Principal Amount of Offering:
474,800,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0421%
$199,916



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0421%
$199,916



10f-3 Exhibit

Issuer Name + CUSIP #
Statoil ASA 85771PAJ
Trade Date
05/08/2013
List of Underwriters
Deutsche Bank Securities
JP Morgan
Morgan Stanley
RBS Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Integrated Oils
Date of First Offering:
05/08/2013
Ratings:
Moody's Aa2, S&P AA-
Maturity Date:
5/15/2018
Coupon:
1.15%
Unit Price:
$99.782
Underwriting Spread per Unit:
..2000
Gross Spread as a % of Price:
..2004%
Yield:
1.19
Yield to Maturity:
1.87
Principal Amount of Offering:
748,365,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..99%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0268%
$200,562
AST JPMorgan Global Thematic Portfolio
0.0224%
$167,634
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0492%
$368,196









10f-3 Exhibit

Issuer Name + CUSIP #
Statoil ASA 85771PAK
Trade Date
05/08/2013
List of Underwriters
Deutsche Bank Securities
JP Morgan
Morgan Stanley
RBS Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Integrated Oils
Date of First Offering:
05/08/2013
Ratings:
Moody's Aa2, S&P AA-
Maturity Date:
01/15/2024
Coupon:
2.65%
Unit Price:
$99.802
Underwriting Spread per Unit:
..3000
Gross Spread as a % of Price:
..3005%
Yield:
2.81
Yield to Maturity:
3.30
Principal Amount of Offering:
898,218,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.00%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0237%
$213,576



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0237%
$213,576







10f-3 Exhibit

Issuer Name + CUSIP #
First Quality Finance Company, Inc.
144A 336130AA
Trade Date
05/09/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
RBS Securities
SunTrust
Wells Fargo Advisors
Fifth Third
HSBC Securities
PNC Capital Markets
RBC Capital Markets
Santander Investment Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Wells Fargo Advisors
Sector or Industry:
Consumer Products
Date of First Offering:
05/09/2013
Ratings:
Moody's B2, S&P BB-
Maturity Date:
05/15/2021
Coupon:
4.625%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
4.64
Yield to Maturity:
4.66
Principal Amount of Offering:
600,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0070%
$42,000
AST JPMorgan Global Thematic Portfolio
0.0070%
$42,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0601%
$361,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0741%
$445,000


10f-3 Exhibit
Issuer Name + CUSIP #
Ball Corporation 058498AS
Trade Date
05/09/2013
List of Underwriters
Deutsche Bank Securities
BOFA Merrill Lynch
Goldman Sachs
Barclays Capital
Wells Fargo
RBS Securities
KeyBanc Capital Markets
JP Morgan
BNP Paribas
US Bancorp
Rabo Securities
PNC Capital Markets
SMBC Nikko
ANZ Securities
UniCredit Capital Markets
Mitsubishi UFJ Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Containers & Packaging
Date of First Offering:
05/09/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
11/15/2023
Coupon:
4.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.3750
Gross Spread as a % of Price:
1.3750%
Yield:
4.30
Yield to Maturity:
4.87
Principal Amount of Offering:
1,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0325%
$325,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0325%
$325,000

10f-3 Exhibit

Issuer Name + CUSIP #
Constellation Brands 21036PAK
Trade Date
4/30/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Rabo Securities
Barclays
Wells Fargo
HSBC
Mitsubishi UFJ Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
4/30/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
5.1.2021
Coupon:
3.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.2500%
Gross Spread as a % of Price:
1.2500%
Yield:
3.85%
Yield to Maturity:
4.14%
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.74%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0066%
$33,000
AST JPMorgan Global Thematic Portfolio
0.0056%
$28,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0468%
$234,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0590%
$295,000



10f-3 Exhibit

Issuer Name + CUSIP #
Claire's Stores Inc 144A 179584AQ
Trade Date
05/09/2013
List of Underwriters
Goldman, Sachs & Co.
Apollo Global Securities
Credit Suisse Securities (USA) LLC
J.P. Morgan Securities LLC
RBC Capital Markets, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs and Company
Sector or Industry:
Retail Discretionary
Date of First Offering:
05/09/2013
Ratings:
Moody's Caa2, S&P CCC
Maturity Date:
06/01/2020
Coupon:
7.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
7.91
Yield to Maturity:
8.13
Principal Amount of Offering:
320,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.90%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0068%
$22,000
AST JPMorgan Global Thematic Portfolio
0.0121%
$39,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1215%
$389,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1404%
$450,000








10f-3 Exhibit

Issuer Name + CUSIP #
Constellation Brands 21036PAL
Trade Date
4/30/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Rabo Securities
Barclays
Wells Fargo
HSBC
Mitsubishi UFJ Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Food & Beverage
Date of First Offering:
4/30/2013
Ratings:
Moody's Ba1, S&P BB+, Fitch BB+
Maturity Date:
5.1.2023
Coupon:
4.25%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.2500%
Gross Spread as a % of Price:
1.2500%
Yield:
4.33%
Yield to Maturity:
4.49%
Principal Amount of Offering:
1,050,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0062%
$66,000
AST JPMorgan Global Thematic Portfolio
0.0053%
$56,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0447%
$470,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0562%
$592,000




10f-3 Exhibit

Issuer Name + CUSIP #
Perrigo Company 714290AD
Trade Date
05/09/2013
List of Underwriters
Morgan Stanley
BofA Merrill Lynch
Wells Fargo
JP Morgan
HSBC Securities
Fifth Third
Hapoalim Securities
PNC Capital Markets
RBS Securities
US Bancorp
Comerica Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/09/2013
Ratings:
Moody's Baa3, S&P BBB
Maturity Date:
05/15/2023
Coupon:
2.95%
Unit Price:
$99.485
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6533%
Yield:
3.18
Yield to Maturity:
3.84
Principal Amount of Offering:
596,910,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..91%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1150%
$686,447
AST JPMorgan Global Thematic Portfolio
0.0491%
$293,481
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1641%
$979,928


10f-3 Exhibit

Issuer Name + CUSIP #
Apple Inc FRN 037833AG
Trade Date
4/30/2013
List of Underwriters
Goldman, Sachs & Co.
Barclays Capital Inc
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Communications Equipment
Date of First Offering:
4/30/2013
Ratings:
Moody's Aa1, S&P AA+
Maturity Date:
5.3.2018
Coupon:
..5231% Libor +25 bps
Unit Price:
$100.0
Underwriting Spread per Unit:
..2000%
Gross Spread as a % of Price:
..2000%
Yield:
..44%
Yield to Maturity:
..44%
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.73%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0172%
$345,000
AST JPMorgan Global Thematic Portfolio
0.0107%
$214,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0279%
$559,000



10f-3 Exhibit

Issuer Name + CUSIP #
Apple Inc 037833AK
Trade Date
4/30/2013
List of Underwriters
Goldman, Sachs & Co.
Barclays Capital Inc
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Communications Equipment
Date of First Offering:
4/30/2013
Ratings:
Moody's Aa1, S&P AA+
Maturity Date:
5.3.2023
Coupon:
2.40%
Unit Price:
$99.867
Underwriting Spread per Unit:
..3000%
Gross Spread as a % of Price:
..3003%
Yield:
2.47%
Yield to Maturity:
2.71%
Principal Amount of Offering:
5,492,685,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..89%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0098%
$539,282
AST JPMorgan Global Thematic Portfolio
0.0066%
$363,516



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0164%
$902,798




10f-3 Exhibit

Issuer Name + CUSIP #
Apple Inc 037833AL
Trade Date
4/30/2013
List of Underwriters
Goldman Sachs
Deutsche Bank
BOFA Merrill Lynch
Citigroup Global Markets Inc.
JP Morgan
Barclays
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Goldman Sachs
Sector or Industry:
Communications Equipment
Date of First Offering:
4/30/2013
Ratings:
Moody's Aa1, S&P AA+
Maturity Date:
5.4.2043
Coupon:
3.85%
Unit Price:
$99.418
Underwriting Spread per Unit:
..7000%
Gross Spread as a % of Price:
..7040%
Yield:
4.17%
Yield to Maturity:
4.31%
Principal Amount of Offering:
2,982,540,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.15%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0141%
$422,527
AST JPMorgan Global Thematic Portfolio
0.0271%
$810,257
AST High Yield Portfolio (JP Morgan sleeve)
0.0116%
$347,963
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0528%
$1,580,746



10f-3 Exhibit
Issuer Name + CUSIP #
Cequel Communications Holdings I, LLC
144A 15672WAE
Trade Date
05/13/2013
List of Underwriters
Credit Suisse Securities
Goldman
JP Morgan
RBC Capital Markets
SunTrust
BOFA Merrill Lynch
Barclays
Citigroup
Deutsche Bank
LionTree Advisors
Morgan Stanley
UBS Securities
US Bancorp
Wells Fargo
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Media Non-Cable
Date of First Offering:
05/13/2013
Ratings:
Moody's B3, S&P B-
Maturity Date:
12/15/2021
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
..7500
Gross Spread as a % of Price:
..7500%
Yield:
5.35
Yield to Maturity:
5.77
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0066%
$50,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0380%
$285,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0446%
$335,000


10f-3 Exhibit

Issuer Name + CUSIP #
ING US Inc 144A 45685EAF
Trade Date
05/13/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
JP Morgan
RBS Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Life Insurance
Date of First Offering:
05/13/2013
Ratings:
Moody's Ba1, S&P BB, Fitch BB
Maturity Date:
05/15/2053
Coupon:
5.65%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.06
Yield to Maturity:
6.83
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.79%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0580%
$435,000
AST JPMorgan Global Thematic Portfolio
0.0253%
$190,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0833%
$625,000







10f-3 Exhibit
Issuer Name + CUSIP #
Alexandria Real Estate Equities, Inc.
(ARE) 015271109
Trade Date
05/14/2013
List of Underwriters
BofA Merrill Lynch
Citigroup Global Markets
J.P. Morgan
RBS Securities
Scotiabank
Robert W. Baird
BB&T Capital Markets
BNY Mellon Capital Markets
Capital One Southcoast
Credit Agricole CIB
Credit Suisse
Evercore Partners
Mitsubishi UFJ Securities
SMBC Nikko
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
REIT
Date of First Offering:
05/14/2013
Ratings:
NA
Maturity Date:
NA
Coupon:
NA
Unit Price:
$73.50
Underwriting Spread per Unit:
2.9400
Gross Spread as a % of Price:
4.0000%
Yield:
NA
Yield to Maturity:
NA
Principal Amount of Offering:
485,100,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
9.85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0803%
$389,550



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0803%
$389,550
10f-3 Exhibit

Issuer Name + CUSIP #
Nationstar Mortgage LLC 63860UAL
Trade Date
05/29/2013
List of Underwriters
Credit Suisse Securities
BOFA Merrill Lynch
Barclays Capital Inc
Wells Fargo Securities
JP Morgan Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Financial Services
Date of First Offering:
05/29/2013
Ratings:
Moody's B2, S&P B+
Maturity Date:
06/01/2022
Coupon:
6.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
6.55
Yield to Maturity:
6.62
Principal Amount of Offering:
300,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.16%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0233%
$70,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1933%
$580,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2166%
$650,000







10f-3 Exhibit

Issuer Name + CUSIP #
Westpac Banking Corporation 144A
96122WAE
Trade Date
05/22/2013
List of Underwriters
Deutsche Bank
HSBC Bank PLC
JP Morgan
RBC Capital Markets
Westpac Institutional Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
RBC Capital Markets
Sector or Industry:
Banking
Date of First Offering:
05/22/2013
Ratings:
Moody's Aaa, Fitch AAA
Maturity Date:
05/30/2018
Coupon:
1.375%
Unit Price:
$99.86
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2503%
Yield:
1.41
Yield to Maturity:
1.96
Principal Amount of Offering:
1,248,250,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..24%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0320%
$399,440



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0320%
$399,440







10f-3 Exhibit
Issuer Name + CUSIP #
PPL Capital Funding Inc 69352PAH
Trade Date
05/21/2013
List of Underwriters
BOFA Merrill Lynch
Credit Suisse
RBS Securities
Wells Fargo
Barclays
JP Morgan
Morgan Stanley
UBS Investment Bank
KeyBanc Capital Markets
RBC Capital Markets
Scotiabank
BNY Mellon Capital Markets
CIBC World Markets
Credit Agricole
Lloyds Securities
PNC Capital Markets
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Utilities
Date of First Offering:
05/21/2013
Ratings:
Moody's Baa3, S&P BBB-, Fitch BBB
Maturity Date:
06/01/2043
Coupon:
4.70%
Unit Price:
$99.648
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8781%
Yield:
5.06
Yield to Maturity:
5.17
Principal Amount of Offering:
298,944,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.30%

LIST EACH PARTICIPATING FUND
Percent of Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0349%
$104,630
AST JPMorgan Global Thematic Portfolio
0.0150%
$44,842
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser
has investment discretion [To be completed by
PI]
0.0499%
$149,472





















































10f-3 Exhibit

Issuer Name + CUSIP #
PGT, Inc. (PGTI) Secondary
Trade Date
05/21/2013
List of Underwriters
Credit Suisse
Raymond James
Deutsche Bank Securities
RBC Capital Markets
SunTrust Robinson Humphrey
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
Raymond James & Associates, Inc.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse
Sector or Industry:
General Building Materials: Windows
and Doors
Date of First Offering:
05/21/2013
Ratings:
N/A
Maturity Date:
N/A
Coupon:
N/A
Unit Price:
$7.75
Underwriting Spread per Unit:
0.3875
Gross Spread as a % of Price:
5.00%
Yield:
N/A
Yield to Maturity:
N/A
Principal Amount of Offering:
85,250,000
Subordination Features:
N/A
Years of Continued Operation > 3:
Yes


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
11.36%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


    AST Small Cap Growth Portfolio (Eagle sleeve)
2.5715%
$2,192,281.25



Total Purchased for Prudential Funds which Sub-
Adviser Manages
2.5715%
$2,192,281.25
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
3.014%
2,569,481.50






10f-3 Exhibit

Issuer Name + CUSIP #
SIWF Merger Sub., Inc 144A 78428GAA
Trade Date
05/21/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
KeyBanc
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Apparel & Textile Products
Date of First Offering:
05/21/2013
Ratings:
Moody's B2, S&P B
Maturity Date:
06/01/2021
Coupon:
6.25%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.5000
Gross Spread as a % of Price:
2.5000%
Yield:
6.26
Yield to Maturity:
6.27
Principal Amount of Offering:
470,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..81%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0023%
$11,000
AST JPMorgan Global Thematic Portfolio
0.0025%
$12,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0212%
$100,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0260%
$123,000











10f-3 Exhibit

Issuer Name + CUSIP #
Intelsat Jackson Holdings 144A
45824TAN
Trade Date
05/21/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
Credit Suisse Securities
Deutsche Bank
Goldman Sachs
JP Morgan
Morgan Stanley
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Wireless Telecom Services
Date of First Offering:
05/21/2013
Ratings:
Moody's B3, S&P B
Maturity Date:
08/01/2023
Coupon:
5.50%
Unit Price:
$100.00
Underwriting Spread per Unit:
..9800
Gross Spread as a % of Price:
..9800%
Yield:
5.78
Yield to Maturity:
6.15
Principal Amount of Offering:
2,000,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.64%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST High Yield Portfolio (JP Morgan sleeve)
0.0557%
$1,115,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.06557%
$1,115,000





10f-3 Exhibit

Issuer Name + CUSIP #
Kimberly-Clark Corporation 494368BJ
Trade Date
05/20/2013
List of Underwriters
Goldman, Sachs & Co.
Barclays Capital Inc
Citigroup Global Markets Inc.
Deutsche Bank Securities Inc.
HSBC Securities (USA) Inc.
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Products
Date of First Offering:
05/20/2013
Ratings:
Moody's A2, S&P A, Fitch A
Maturity Date:
06/01/2023
Coupon:
2.40%
Unit Price:
$97.76
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4603%
Yield:
2.57
Yield to Maturity:
3.19
Principal Amount of Offering:
342,160,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.51%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0285%
$97,760



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0285%
$97,760





10f-3 Exhibit

Issuer Name + CUSIP #
Univision Communications 144A 914906AR
Trade Date
05/16/2013
List of Underwriters
BOFA Merrill Lynch
Barclays Capital
Credit Suisse
Deutsche Bank Securities
JP Morgan
Mizuho Securities
Natixis
Wells Fargo Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Media Non-Cable
Date of First Offering:
05/16/2013
Ratings:
Moody's B2, S&P B+, Fitch B+
Maturity Date:
05/15/2023
Coupon:
5.125%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000%
Yield:
5.33
Yield to Maturity:
5.64
Principal Amount of Offering:
700,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.42%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0078%
$55,000



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0078%
$55,000




10f-3 Exhibit

Issuer Name + CUSIP #
Apple Inc 037833AK6
Trade Date
04/30/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
STANDARD CHARTERED BANK
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
Electronic Equipment
Date of First Offering:
04/30/13
Ratings:
SP:AA+/ MD:Aa1/ FT:NA
Maturity Date:
05/03/23
Coupon:
2.40%
Unit Price:
$99.867
Underwriting Spread per Unit:
0.3000
Gross Spread as a % of Price:
0.3003
Yield:
2.403%
Yield to Maturity:
2.4%
Principal Amount of Offering:
5,492,685,000
Subordination Features:
Senior Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.4546%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0995%
$5,467,718.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0995%








10f-3 Exhibit

Issuer Name + CUSIP #
Freescale Semiconductor 144A 35687MAY
Trade Date
05/16/2013
List of Underwriters
Barclays Capital
Citigroup Global
Credit Suisse Securities
Deutsche Bank
Goldman Sachs
JP Morgan
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Credit Suisse Securities
Sector or Industry:
Hardware
Date of First Offering:
05/16/2013
Ratings:
Moody's B1, S&P B, Fitch CCC+
Maturity Date:
05/15/2021
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000%
Yield:
5.21
Yield to Maturity:
5.63
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.65%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0170%
$85,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1390%
$695,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1560%
$780,000





10f-3 Exhibit
Issuer Name + CUSIP #
Petrobras Global Finance 71647NAF
Trade Date
05/13/2013
List of Underwriters
BB Securities
BOFA Merrill Lynch
Citigroup
HSBC Securities
Itau BBA USA, Inc
JP Morgan
Morgan Stanley and Company
Mitsubishi UFJ Securities
Standard Chartered Bank
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Integrated Oils
Date of First Offering:
05/13/2013
Ratings:
Moody's A3, S&P BBB, Fitch BBB
Maturity Date:
06/20/2023
Coupon:
4.375%
Unit Price:
$98.828
Underwriting Spread per Unit:
..3000
Gross Spread as a % of Price:
..3035%
Yield:
4.72
Yield to Maturity:
5.32
Principal Amount of Offering:
3,458,980,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..58%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0039%
$138,359
AST JPMorgan Global Thematic Portfolio
0.0027%
$93,887
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0066%
$232,246




10f-3 Exhibit

Issuer Name + CUSIP #
AGL Capital Corporation 001192AK
Trade Date
05/13/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Morgan Stanley
Mitsubishi UFJ Securities
Wells Fargo Securities
SunTrust Robison Humphrey
US Bancorp
BB&T Capital Markets
Fifth Third Securities
RBS Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Utilities
Date of First Offering:
05/13/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+
Maturity Date:
06/01/2043
Coupon:
4.40%
Unit Price:
$99.618
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8783%
Yield:
4.73
Yield to Maturity:
4.84
Principal Amount of Offering:
498,090,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.67%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0125%
$62,759
AST JPMorgan Global Thematic Portfolio
0.0166%
$82,683
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0291%
$145,442

10f-3 Exhibit

Issuer Name + CUSIP #
Apple Inc 037833AJ9
Trade Date
04/30/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
STANDARD CHARTERED BANK
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
Electronic Equipment
Date of First Offering:
4/30/2013
Ratings:
SP:AA+/ MD:Aa1/ FT:NA
Maturity Date:
05/03/18
Coupon:
1.00%
Unit Price:
99.631
Underwriting Spread per Unit:
0.2000
Gross Spread as a % of Price:
0.2007
Yield:
1.004%
Yield to Maturity:
1%
Principal Amount of Offering:
3,985,240,000
Subordination Features:
Senior Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.6250%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0931%
$3,711,254.75
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0931%









10f-3 Exhibit

Issuer Name + CUSIP #
Rent-A-Center Inc 76009NAJ9
Trade Date
04/29/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BB&T CAPITAL MARKETS
CITIGROUP GLOBAL MARKETS INC.
J.P. MORGAN SECURITIES LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Specialty Retail
Date of First Offering:
04/29/13
Ratings:
SP:BB-/ MD:Ba3/ FT:NA
Maturity Date:
05/01/21
Coupon:
4.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500
Yield:
4.75%
Yield to Maturity:
4.75%
Principal Amount of Offering:
250,000,000
Subordination Features:
Senior Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.8001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0200%
$50,000.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0200%









10f-3 Exhibit

Issuer Name + CUSIP #
Rent-A-Center 144A 76009NAJ
Trade Date
4/29/2013
List of Underwriters
(Gs) Goldman, Sachs & Co.
BB&T Capital Markets
Citigroup Global Markets Inc.
J.P. Morgan Securities LLC
Merrill Lynch, Pierce, Fenner & Smith,
Inc
Wells Fargo Securities, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BofA Merrill Lynch
Sector or Industry:
Consumer Services
Date of First Offering:
4/29/2013
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
5.1.2021
Coupon:
4.75%
Unit Price:
$100.0
Underwriting Spread per Unit:
1.7500%
Gross Spread as a % of Price:
1.7500%
Yield:
4.80%
Yield to Maturity:
4.90%
Principal Amount of Offering:
250,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.17%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0060%
$15,000



Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0060%
$15,000






10f-3 Exhibit

Issuer Name + CUSIP #
Atwood Oceanics Inc 050095AM0
Trade Date
06/18/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CREDIT AGRICOLE SECURITIES (USA) INC.
CREDIT SUISSE SECURITIES (USA) LLC
DNB MARKETS INC
GLOBAL HUNTER SECURITIES, LLC
HSBC SECURITIES (USA) INC.
ING FINANCIAL MARKETS LLC
RAYMOND JAMES & ASSOCIATES, INC.
SEB ENSKILDA INC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BARCLAYS CAPITAL INC
Sector or Industry:
Oil & Gas Drilling & Exploration
Date of First Offering:
06/18/13
Ratings:
SP:BB/ MD:Ba3/ FT:NA
Maturity Date:
02/01/20
Coupon:
6.5%
Unit Price:
$104.250
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
0.9592
Yield:
6.235%
Yield to Maturity:
5.54%
Principal Amount of Offering:
650,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.7693%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0080%
$52,125.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0080%



10f-3 Exhibit

Issuer Name + CUSIP #
BARRY CALLEBAUT SVCS BE625004268
Trade Date
06/13/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA) LLC
ING BANK N.V.
JEFFERIES LLC
RABO SECURITIES USA, INC.
RBS SECURITIES INC.
UBS SECURITIES LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
CREDIT SUISSE SECURITIES (USA) LLC
Sector or Industry:
Confectioners
Date of First Offering:
06/13/13
Ratings:
SP:BB+/ MD:Ba1/ FT:NA
Maturity Date:
06/15/23
Coupon:
5.5%
Unit Price:
$98.122
Underwriting Spread per Unit:
0.6000
Gross Spread as a % of Price:
0.6115
Yield:
5.6053%
Yield to Maturity:
5.5%
Principal Amount of Offering:
400,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
5.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0049%
$196,244.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0049%







10f-3 Exhibit
Issuer Name + CUSIP #
CNOOC FINANCE 2013 LTD 12625GAC8
Trade Date
05/02/13
List of Underwriters
GOLDMAN SACHS (ASIA) L.L.C.
BANK OF CHINA LIMITED
BOCI SECURITIES LIMITED
CHINA INTERNATIONAL CAPITAL CORP. HONG KONG
SECURITIES LTD.
CITIGROUP GLOBAL MARKETS INC.
CREDIT SUISSE SECURITIES (USA) LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH, INC
SOCIETE GENERALE CORPORATE & INVESTMENT
BANKING
UBS SECURITIES LLC
J.P. MORGAN
CCB INTERNATIONAL
ICBC INTERNATIONAL
SCOTIABANK
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN SACHS (ASIA) L.L.C.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
Basic Materials
Date of First Offering:
05/02/13
Ratings:
SP:AA-/ MD:Aa3/ FT:NA
Maturity Date:
05/09/23
Coupon:
3.00%
Unit Price:
$98.477
Underwriting Spread per Unit:
0.2300
Gross Spread as a % of Price:
0.2335
Yield:
3.046%
Yield to Maturity:
3.2%
Principal Amount of Offering:
1,969,540,000
Subordination Features:
SR Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
13.7500%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1935%
$3,811,060.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1935%



10f-3 Exhibit

Issuer Name + CUSIP #
BON-TON DEPT STORES 09776NAE2
Trade Date
05/16/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CREDIT SUISSE SECURITIES (USA) LLC
LAZARD CAPITAL MARKETS LLC
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
RBS SECURITIES INC.
U.S. BANCORP INVESTMENTS, INC.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
Sector or Industry:
Department Stores
Date of First Offering:
05/16/13
Ratings:
SP:B-/ MD:Caa1/ FT:NA
Maturity Date:
06/15/21
Coupon:
8%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000
Yield:
8%
Yield to Maturity:
7.999%
Principal Amount of Offering:
350,000,000
Subordination Features:
2nd lien
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.1429%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0142%
$50,000.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0142%






10f-3 Exhibit

Issuer Name + CUSIP #
CF INDUSTRIES INC 12527GAC7
Trade Date
05/20/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CIBC WORLD MARKETS
RBC CAPITAL MARKETS
MORGAN STANLEY & CO. LLC
BMO CAPITAL MARKETS
US BANCORP
WELLS FARGO SECURITIES
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
MORGAN STANLEY & CO. LLC
Sector or Industry:
Agricultural Chemicals
Date of First Offering:
05/20/13
Ratings:
SP:BBB-/ MD:Baa2/ FT:BBB
Maturity Date:
06/01/23
Coupon:
3.45%
Unit Price:
$99.907
Underwriting Spread per Unit:
0.6500
Gross Spread as a % of Price:
0.6506
Yield:
3.453%
Yield to Maturity:
3.45%
Principal Amount of Offering:
749,302,500
Subordination Features:
SR Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.0000%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.1933%
$1,448,651.50



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1933%






10f-3 Exhibit

Issuer Name + CUSIP #
CLAIRE'S STORES INC 179584AQ0
Trade Date
05/09/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
APOLLO GLOBAL SECURITIES
CREDIT SUISSE SECURITIES (USA) LLC
J.P. MORGAN SECURITIES LLC
RBC CAPITAL MARKETS, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Specialty Retail, Other
Date of First Offering:
05/09/13
Ratings:
SP:CCC/ MD:Caa2/ FT:NA
Maturity Date:
06/01/2020
Coupon:
7.75%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.5000
Gross Spread as a % of Price:
1.5000
Yield:
7.75%
Yield to Maturity:
7.749%
Principal Amount of Offering:
320,000,000
Subordination Features:
SR Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.5625%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0156%
$50,000.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0156%








10f-3 Exhibit
Issuer Name + CUSIP #
GENERAL MOTORS FINL CO 37045XAH9
Trade Date
05/07/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BANCO BRADESCO S.A.
BANCO DO BRASIL S.A.
BARCLAYS CAPITAL INC
BNP PARIBAS SECURITIES CORP.
BLAYLOCK ROBERT VAN, LLC
CANADIAN IMPERIAL BANK OF COMMERCE
COMMERZ MARKETS LLC
DEUTSCHE BANK SECURITIES INC.
LEBENTHAL & CO., LLC
LLOYDS TSB BANK PLC
MISCHLER FINANCIAL GROUP, INC
RBC CAPITAL MARKETS, LLC
RBS SECURITIES INC.
SCOTIA CAPITAL INC.
SMBC NIKKO
TD SECURITIES
CASTLEOAK SECURITIES, L.P.
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
DEUTSCHE BANK SECURITIES INC.
Sector or Industry:
Auto Manufacturers - Major
Date of First Offering:
05/07/13
Ratings:
SP:BB-/ MD:Ba3/ FT:BB
Maturity Date:
05/15/18
Coupon:
3.25%
Unit Price:
$100.000
Underwriting Spread per Unit:
1.0000
Gross Spread as a % of Price:
1.0000
Yield:
3.25%
Yield to Maturity:
3.25%
Principal Amount of Offering:
750,000,000
Subordination Features:
SR Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.3334%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0066%
$50,000.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0066%

10f-3 Exhibit

Issuer Name + CUSIP #
Kimberly-Clark Corp 494368BL6
Trade Date
05/20/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BARCLAYS CAPITAL INC
CITIGROUP GLOBAL MARKETS INC.
DEUTSCHE BANK SECURITIES INC.
HSBC SECURITIES (USA) INC.
J.P. MORGAN SECURITIES LLC
MORGAN STANLEY & CO. LLC
RBC CAPITAL MARKETS, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
J.P. MORGAN SECURITIES LLC
Sector or Industry:
Consumer Goods
Date of First Offering:
05/20/13
Ratings:
SP:A/ MD:A2/ FT:A
Maturity Date:
06/01/43
Coupon:
3.7%
Unit Price:
$95.440
Underwriting Spread per Unit:
0.8750
Gross Spread as a % of Price:
0.9168
Yield:
3.877%
Yield to Maturity:
3.7%
Principal Amount of Offering:
238,600,000
Subordination Features:
SR Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
10.4001%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
1.1300%
$2,696,180.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
1.1300%








10f-3 Exhibit
Issuer Name + CUSIP #
Quicksilver Resources Inc 74837RAJ3
Trade Date
06/12/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
BBVA SECURITIES INC.
BB&T CAPITAL MARKETS
CITIGROUP GLOBAL MARKETS INC.
COMERICA SECURITIES
CREDIT AGRICOLE SECURITIES (USA) INC.
CREDIT SUISSE SECURITIES (USA) LLC
DEUTSCHE BANK SECURITIES INC.
J.P. MORGAN SECURITIES LLC
KEYBANC CAPITAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INC
SCOTT & STRINGFELLOW, LLC
SMBC NIKKO CAPITAL MARKETS LIMITED
TD SECURITIES INC.
U.S. BANCORP INVESTMENTS, INC.
UBS SECURITIES LLC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
CREDIT SUISSE SECURITIES (USA) LLC
Sector or Industry:
Basic Materials
Date of First Offering:
06/12/13
Ratings:
SP:CCC-/ MD:Caa2/ FT:NA
Maturity Date:
07/01/21
Coupon:
11%
Unit Price:
$94.928
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.8435
Yield:
11.588%
Yield to Maturity:
10.998%
Principal Amount of Offering:
325,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.6154 %

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0292%
$94,928.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0292%

10f-3 Exhibit

Issuer Name + CUSIP #
Rite Aid Corp 767754CF9
Trade Date
06/18/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
MORGAN STANLEY & CO. LLC
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
CITIGROUP GLOBAL MARKETS INC.
Sector or Industry:
Drug Stores
Date of First Offering:
06/18/13
Ratings:
SP:CCC/ MD:Caa2/ FT:CCC+
Maturity Date:
06/15/21
Coupon:
6.75%
Unit Price:
100.000
Underwriting Spread per Unit:
1.2500
Gross Spread as a % of Price:
1.2500
Yield:
6.75%
Yield to Maturity:
6.751%
Principal Amount of Offering:
810,000,000
Subordination Features:
Sr Unsecured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
11.1112%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0432%
$350,000.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0432%










10f-3 Exhibit

Issuer Name + CUSIP #
SUGARHOUSE HSP GAMING 865033AB0
Trade Date
05/16/13
List of Underwriters
(GS) GOLDMAN, SACHS & CO.
FIFTH THIRD SECURITIES, INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH,
INCORPORATED
WELLS FARGO SECURITIES, LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
GOLDMAN, SACHS & CO.
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
WELLS FARGO SECURITIES, LLC
Sector or Industry:
Services
Date of First Offering:
05/16/13
Ratings:
SP:CCC/ MD:B3/ FT:NA
Maturity Date:
06/01/21
Coupon:
6.375%
Unit Price:
$100.000
Underwriting Spread per Unit:
2.0000
Gross Spread as a % of Price:
2.0000
Yield:
6.375%
Yield to Maturity:
6.375%
Principal Amount of Offering:
240,000,000
Subordination Features:
Secured
Years of Continued Operation > 3:
At least 3 years of Operation


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.6667%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST Goldman Sachs Multi-Asset Portfolio
0.0625%
$150,000.00
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0625%










10f-3 Exhibit

Issuer Name + CUSIP #
Toyota Motor Credit Corporation
89236TAL
Trade Date
05/14/2013
List of Underwriters
BNP Paribas Securities
Citigroup Global Markets
JP Morgan Securities
RBS Securities
Apto Partners
Mitsubishi UFJ Securities
Mizuho Securities
Siebert Capital Markets
SMBC Nikko
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Automotive
Date of First Offering:
05/14/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch A
Maturity Date:
05/17/2016
Coupon:
..80%
Unit Price:
$99.959
Underwriting Spread per Unit:
..2250
Gross Spread as a % of Price:
..2250%
Yield:
..81
Yield to Maturity:
1.01
Principal Amount of Offering:
749,692,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
6.03%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1946%
$1,459,401
AST JPMorgan Global Thematic Portfolio
0.0766%
$574,764
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2712%
$2,034,165



10f-3 Exhibit
Issuer Name + CUSIP #
Kimco Realty Corp 49446RAK
Trade Date
05/14/2013
List of Underwriters
JP Morgan
Barclays Capital
Morgan Stanley and Company
RBC Capital Markets
Citigroup Global Markets
Deutsche Bank
BofA Merrill Lynch
UBS Investment Bank
Wells Fargo Securities
BNY Mellon Capital Markets
Credit Suisse
PNC Capital Markets
Regions Securities
SunTrust Robinson Humphrey
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Real Estate
Date of First Offering:
05/14/2013
Ratings:
Moody's Baa1, S&P BBB+, Fitch BBB+
Maturity Date:
06/01/2023
Coupon:
3.125%
Unit Price:
$99.267
Underwriting Spread per Unit:
..6500
Gross Spread as a % of Price:
..6548%
Yield:
3.36
Yield to Maturity:
4.00
Principal Amount of Offering:
347,434,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.31%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.1614%
$560,859
AST JPMorgan Global Thematic Portfolio
0.0699%
$243,204
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.2313%
$804,063
10f-3 Exhibit

Issuer Name + CUSIP #
State Grid Overseas INV 144A 856899AA
Trade Date
05/15/2013
List of Underwriters
BOC International
Citigroup
Deutsche Bank
Goldman
HSBC
ICBC International
JP Morgan
Morgan Stanley and Company
UBS Ltd
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Utilities
Date of First Offering:
05/15/2013
Ratings:
Moody's Aa3, S&P AA-, Fitch A+
Maturity Date:
05/22/2018
Coupon:
1.75%
Unit Price:
$99.843
Underwriting Spread per Unit:
..2500
Gross Spread as a % of Price:
..2503%
Yield:
1.81
Yield to Maturity:
2.50
Principal Amount of Offering:
499,215,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.66%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0400%
$199,686
AST JPMorgan Global Thematic Portfolio
0.0400%
$199,686
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0800%
$399,372






10f-3 Exhibit
Issuer Name + CUSIP #
SM Energy Company 144A 78454LAG
Trade Date
05/15/2013
List of Underwriters
BOFA Merrill Lynch
JP Morgan
Wells Fargo
Barclays
Comerica
RBC Capital Markets
Banco Santander
Bosc Inc
Capital One Southcoast
Deutsche Bank
Goldman Sachs
Johnson Rice & Co
Key Capital Markets
Scotia Capital Inc
Stifel Nicolaus & Co
Tudor Pickering & Co
US Bancorp
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
BOFA Merrill Lynch
Sector or Industry:
Exploration & Production
Date of First Offering:
05/15/2013
Ratings:
Moody's Ba3, S&P BB-
Maturity Date:
01/15/2024
Coupon:
5.00%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.7000
Gross Spread as a % of Price:
1.7000%
Yield:
5.20
Yield to Maturity:
5.47
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.68%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0160%
$80,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1120%
$560,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1280%
$640,000















































10f-3 Exhibit

Issuer Name + CUSIP #
First Data Corporation 144A 319963BK
Trade Date
05/15/2013
List of Underwriters
Bank of America
Citigroup Global Markets
Credit Suisse
Deutsche Bank
Goldman
HSBC
JP Morgan
KK Kabra
Wells Fargo
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Finance
Date of First Offering:
05/15/2013
Ratings:
Moody's Caa2, S&P CCC+, Fitch CCC
Maturity Date:
08/15/2021
Coupon:
11.75%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.2200
Gross Spread as a % of Price:
1.2200%
Yield:
12.75
Yield to Maturity:
13.16
Principal Amount of Offering:
750,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
1.81%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0053%
$40,000
AST JPMorgan Global Thematic Portfolio
0.0066%
$50,000
AST High Yield Portfolio (JP Morgan sleeve)
0.0513%
$385,000
Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0632%
$475,000


10f-3 Exhibit

Issuer Name + CUSIP #
Dynegy Inc 144A 26817RAA
Trade Date
05/15/2013
List of Underwriters
Barclays
Credit Suisse
Deutsche Bank
Goldman Sachs
JP Morgan
Merrill Lynch
Morgan Stanley and Company
RBC Capital Markets
UBS Securities
Mitsubishi UFJ Securities
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Utilities
Date of First Offering:
05/15/2013
Ratings:
Moody's B3, S&P B+
Maturity Date:
06/01/2023
Coupon:
5.875%
Unit Price:
$100.00
Underwriting Spread per Unit:
1.7500
Gross Spread as a % of Price:
1.7500%
Yield:
6.31
Yield to Maturity:
6.84
Principal Amount of Offering:
500,000,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
3.54%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0146%
$73,000
AST High Yield Portfolio (JP Morgan sleeve)
0.1164%
$582,000
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1310%
$655,000



10f-3 Exhibit

Issuer Name + CUSIP #
American Express Company 025816BG
Trade Date
05/15/2013
List of Underwriters
Citigroup Global Markets
Goldman Sachs & Co
JP Morgan Securities
UBS Investment Bank
HSBC Securities
Llloyds Securities
Mitsubishi UFJ Securities
Mizuho Securities
Ramirez & Co., Inc
The Williams Capital Group
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets
Sector or Industry:
Consumer Finance
Date of First Offering:
05/15/2013
Ratings:
Moody's A3, S&P BBB+, Fitch A+
Maturity Date:
05/22/2018
Coupon:
1.55%
Unit Price:
$99.832
Underwriting Spread per Unit:
..3500
Gross Spread as a % of Price:
..3505%
Yield:
1.59
Yield to Maturity:
2.09
Principal Amount of Offering:
998,320,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
2.27%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0955%
$953,396
AST JPMorgan Global Thematic Portfolio
0.0415%
$414,303
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.1370%
$1,367,699

10f-3 Exhibit
Issuer Name + CUSIP #
Merck & Co., Inc. 58933YAF
Trade Date
05/15/2013
List of Underwriters
BNP Paribas
Deutsche Bank
J P Morgan
Morgan Stanley
BOFA Merrill Lynch
Citigroup
Credit Suisse
Goldman Sachs
HSBC Securities
RBS Securities
UBS Investment Bank
Drexel Hamilton
Santander
Societe Generale
Standard Chartered Bank
SMBC Nikko
US Bancorp
Wells Fargo
The Williams Capital Group
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Deutsche Bank Securities
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/15/2013
Ratings:
Moody's A2, S&P AA, Fitch A+
Maturity Date:
05/18/2023
Coupon:
2.80%
Unit Price:
$99.913
Underwriting Spread per Unit:
..4500
Gross Spread as a % of Price:
..4503%
Yield:
2.92
Yield to Maturity:
3.27
Principal Amount of Offering:
1,748,477,500
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..52%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Global Thematic Portfolio
0.0071%
$124,891
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0071%
$124,891

10f-3 Exhibit
Issuer Name + CUSIP #
Merck & Co., Inc. 58933YAJ
Trade Date
05/15/2013
List of Underwriters
BNP Paribas
Deutsche Bank
JP Morgan
Morgan Stanley
Goldman Sachs
BOFA Merrill Lynch
Citigroup
Credit Suisse
HSBC Securities
RBS Securities
UBS Investment Bank
Drexel Hamilton
Santander
Societe Generale
Standard Chartered Bank
SMBC Nikko
US Bancorp
Wells Fargo
The Williams Capital Group
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan Securities LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Morgan Stanley and Company
Sector or Industry:
Pharmaceuticals
Date of First Offering:
05/15/2013
Ratings:
Moody's A2, S&P AA, Fitch A+
Maturity Date:
05/18/2043
Coupon:
4.15%
Unit Price:
$99.694
Underwriting Spread per Unit:
..8750
Gross Spread as a % of Price:
..8776%
Yield:
4.27
Yield to Maturity:
4.32
Principal Amount of Offering:
1,246,175,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
..85%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0287%
$358,898
AST JPMorgan Global Thematic Portfolio
0.0131%
$164,495
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0131%
$523,393















































10f-3 Exhibit

Issuer Name + CUSIP #
Wal-Mart Stores Inc. 931142DG
Trade Date
4/04/2013
List of Underwriters
Barclays
Citigroup Global Markets
Inc.
Morgan Stanley
BNP Paribas
HSBC Securities
JP Morgan
BOFA Merrill Lynch
Credit Suisse
Deutsche Bank
Goldman Sachs
Mitsubishi UFJ
Securities
Mizuho Securities
RBS Securities
Wells Fargo
UBS Investment Bank
Santander
Scotiabank
TD Securities
US Bancorp
Standard Chartered Bank
Castle Oak Securities
Loop Capital Markets
 BNY Mellon Capital
Markets
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
Yes
Was security offered under a firm commitment
underwriting? (Must be 'YES')
Yes
Is an affiliated b/d a Sr. Manager or Co-Manager?
Yes
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
No
Name of Affiliate:
J.P. Morgan
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Barclays
Sector or Industry:
Retail Staples
Date of First Offering:
4/04/2013
Ratings:
Moody's Aa2, S&P AA, Fitch AA
Maturity Date:
4.11.2043
Coupon:
4.00%
Unit Price:
$99.653
Underwriting Spread per Unit:
..8750%
Gross Spread as a % of Price:
..8780%
Yield:
4.05%
Yield to Maturity:
4.07%
Principal Amount of Offering:
996,530,000
Subordination Features:
NA
Years of Continued Operation > 3:
3+
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
4.40%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST JPMorgan Strategic Opportunities Portfolio
0.0588%
$586,478
AST JPMorgan Global Thematic Portfolio
0.0234%
$233,597
Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0822%
$820,075

10f-3 Exhibit

Issuer Name + CUSIP #
Fidelity National Information
Services, Inc (31620MAK2)
Trade Date
4/10/2013
List of Underwriters
Barclays Capital Inc
J.P. Morgan Securities LLC
Merrill Lynch, Pierce
Fenner & Smith Incorporated
Credit Agricole Securities (USA) Inc
RBS Securities Inc
SunTrust Robinson Humphrey, Inc
U.S. Bancorp Investments, Inc
Citigroup Global Markets Inc
HSBC Securities (USA) Inc
Mitsubishi UFJ Securities (USA), Inc
PNC Capital Markets LLC
BNP Paribas Securities Corp
Deutsche Bank Securities Inc
SMBC Nikko Capital Markets Limited
TD Securities (USA) LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Merrill Lynch, Pierce, Fenner & Smith
Incorporated and
JP Morgan Securities
Sector or Industry:
Technology
Date of First Offering:
4/10/2013
Ratings:
Baa3	BBB-	BBB-
Maturity Date:
4/15/2023
Coupon:
3.50%
Unit Price:
$99.208
Underwriting Spread per Unit:
0.6500%
Gross Spread as a % of Price:
0.6551%
Yield:
3.50%
Yield to Maturity:
3.50%
Principal Amount of Offering:
$992,080,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
      11.50%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0050%
$49,604.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0050%


10f-3 Exhibit

Issuer Name + CUSIP #
EMC CORP  (CUSIP 268648AQ5)
Trade Date
06/03/2013
List of Underwriters
Citigroup Global Markets
Inc
 J.P. Morgan Securities
LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
Barclays Capital Inc
Deutsche Bank Securities
Inc
Goldman, Sachs & Co
Morgan Stanley & Co LLC
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities,
LLC
BMO Capital Markets Corp
BNP Paribas Securities
Corp
BNY Mellon Capital
Markets, LLC
Credit Suisse Securities
(USA) LLC
HSBC Securities (USA) Inc
ING Financial Markets,
LLC
PNC Capital Markets LLC
SG Americas Securities, LLC
U.S. Bancorp Investments,
Inc
Banca IMI S.Pp.A., Evercore
Group L.L.C
Jefferies LLC
KeyBanc Capital Markets Inc
Lloyds Securities Inc
 Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
Needham & Company, LLC
Raymond James & Associates,
Inc
RBC Capital Markets, LLC
Santander Investment
Securities Inc
SMBC Nikko Capital Markets
Limited
The Williams Capital Group,
L.P.

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Technology
Date of First Offering:
06/03/2013
Ratings:
A1
A
NR

Maturity Date:
06/01/2020
Coupon:
2.65%
Unit Price:
$99.76
Underwriting Spread per Unit:
0.5750%
Gross Spread as a % of Price:
0.5763%
Yield:
2.650%
Yield to Maturity:
2.650%
Principal Amount of Offering:
$1,995,200,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
      3.094%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0400%
$798,080.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0400%



10f-3 Exhibit

Issuer Name + CUSIP #
BUILDERS FIRSTSOURCE INC  (CUSIP
12008RAG2)
Trade Date
05/16/2013
List of Underwriters
Credit Suisse Securities (USA) LLC
Citigroup Global Markets Inc
SunTrust Robinson Humphrey, Inc
KeyBanc Capital Markets Inc
PNC Capital Markets LLC
Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment
underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or
indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
CREDIT SUISSE SECURITIES (USA) LLC
Sector or Industry:
Builders Materials
Date of First Offering:
05/16/2013
Ratings:
Caa
2
B-
NR

Maturity Date:
06/1/2021
Coupon:
7.6250%
Unit Price:
$100.00
Underwriting Spread per Unit:
2.50%
Gross Spread as a % of Price:
2.50%
Yield:
7.6250%
Yield to Maturity:
7.6250%
Principal Amount of Offering:
$350,000,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES


The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
      4.29%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0442%
$155,000.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0442%





10f-3 Exhibit
Issuer Name + CUSIP #
EMC CORP  (CUSIP 268648AQ5)
Trade Date
06/03/2013
List of Underwriters
Citigroup Global Markets
Inc
 J.P. Morgan Securities
LLC
Merrill Lynch, Pierce,
Fenner & Smith Inc
Barclays Capital Inc
Deutsche Bank Securities
Inc
Goldman, Sachs & Co
Morgan Stanley & Co LLC
RBS Securities Inc
UBS Securities LLC
Wells Fargo Securities,
LLC
BMO Capital Markets Corp
BNP Paribas Securities
Corp
BNY Mellon Capital
Markets, LLC
Credit Suisse Securities
(USA) LLC
HSBC Securities (USA) Inc
ING Financial Markets,
LLC
PNC Capital Markets LLC
SG Americas Securities, LLC
U.S. Bancorp Investments,
Inc
Banca IMI S.Pp.A., Evercore
Group L.L.C
Jefferies LLC
KeyBanc Capital Markets Inc
Lloyds Securities Inc
 Mitsubishi UFJ Securities
(USA), Inc
Mizuho Securities USA Inc
Needham & Company, LLC
Raymond James & Associates,
Inc
RBC Capital Markets, LLC
Santander Investment
Securities Inc
SMBC Nikko Capital Markets
Limited
The Williams Capital Group,
L.P.

Was the security: 33 Act Registration, Eligible
Municipal Security, Eligible Government offering,
Foreign Offering, or Eligible 144A offering?
YES
Was security offered under a firm commitment underwriting? (Must be 'YES')
YES
Is an affiliated b/d a Sr. Manager or Co-Manager?
YES
If yes, did the affiliate benefit directly or indirectly (Must be NO)
NO
Name of Affiliate:
PNC Capital Markets LLC
Underwriter(s) or Dealer(s) from Whom Purchased
(Non-affiliates):
Citigroup Global Markets Inc.
Sector or Industry:
Technology
Date of First Offering:
06/03/2013
Ratings:
A1
A
NR

Maturity Date:
06/01/2020
Coupon:
2.65%
Unit Price:
$99.76
Underwriting Spread per Unit:
0.5750%
Gross Spread as a % of Price:
0.5763%
Yield:
2.650%
Yield to Maturity:
2.650%
Principal Amount of Offering:
$1,995,200,000
Subordination Features:
N/A
Years of Continued Operation > 3:
YES
The Sub-adviser attests that the commission, spread or profit with respect to the
transaction described is reasonable and fair compared to the commissions, spread or profit received by others in connection with the underwritings of similar securities during a comparable period of time.
The Sub-adviser attests that the Total Percentage Purchased
by Sub-adviser
including all funds and private advisory accounts over which sub-adviser
has investment discretion did not exceed 25%.  [If an
eligible 144A
offering, must be less than 25% of the "144A offering plus
any concurrent
public offering]	PLEASE INDICATE
PERCENTAGE
      3.094%

LIST EACH PARTICIPATING FUND
Percent of
Offering
Purchased by Fund
Dollar Value of
Offering Purchased
by Fund
PI LLC FUND NAME


AST BlackRock Global Strategies Portfolio
0.0400%
$798,080.00



Total Purchased for Prudential Funds which Sub-
Adviser Manages


Total Percent Purchased by all PI LLC Funds and
private advisory accounts over which subadviser has
investment discretion [To be completed by PI]
0.0400%